AMSOUTH FUNDS [Logo]

                               AMSOUTH GROWTH FUND
                                3435 Stelzer Road
                               Columbus, OH 43219
May 6, 2002

To the Shareholders:

      Enclosed you will find several documents being provided to you in connection with a special meeting of the shareholders of the AmSouth Growth Fund ("Growth Fund") to be held on May 31, 2002, at 10:00 a.m., Eastern time, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219. We hope this material will receive your immediate attention and that, if you cannot attend the meeting in person, you will vote your proxy promptly.

      The Trustees of AmSouth Funds are recommending that shareholders of the Growth Fund approve a reorganization in which the Growth Fund will transfer all of its assets to the AmSouth Capital Growth Fund ("Capital Growth Fund") in return for Class A, Class B, and Trust shares (collectively, "Shares") of the Capital Growth Fund. At the same time, the Capital Growth Fund will assume all of the liabilities of the Growth Fund. After the transfer, Shares of the Capital Growth Fund will be distributed to the Growth Fund's shareholders tax-free in liquidation of the Growth Fund. As a result of these transactions, your Shares of the Growth Fund will, in effect, be exchanged at net asset value and on a tax-free basis for Shares of the Capital Growth Fund. Growth Fund shareholders holding Class A, Class B, or Trust Shares will receive Class A, Class B, or Trust Shares, respectively, of the Capital Growth Fund.

      AmSouth Investment Management Company, LLC has advised the AmSouth Funds' Trustees that it believes that the above-described transaction offers the shareholders of the Growth Fund the opportunity to pursue substantially similar objectives and investment strategies with lower expense ratios.

      THE TRUSTEES BELIEVE THAT THE PROPOSED COMBINATION OF THE GROWTH FUND WITH THE CAPITAL GROWTH FUND IS IN THE BEST INTERESTS OF THE GROWTH FUND AND ITS SHAREHOLDERS AND RECOMMEND THAT YOU VOTE IN FAVOR OF THAT PROPOSAL.

      The Notice of Special Meeting of Shareholders, the accompanying Combined Prospectus/Proxy Statement and the form of proxy are enclosed. Please read them carefully. If you are unable to attend the meeting in person, we urge you to sign, date, and return the proxy card (or vote by telephone or the Internet) so that your Shares may be voted in accordance with your instructions.

      WE URGE YOU TO GIVE THE ENCLOSED MATERIAL YOUR PROMPT ATTENTION SO AS TO AVOID THE EXPENSE OF ADDITIONAL MAILINGS AND TELEPHONE SOLICITATIONS.

      Your vote is important to us. Thank you for taking the time to consider this important proposal.



                                Sincerely yours,

                                /s/ John F. Calvano

                                John F. Calvano
                                President
                                AmSouth Funds

                              AMSOUTH FUNDS [Logo]
                               AMSOUTH GROWTH FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 31, 2002

To the Shareholders of the AmSouth Growth Fund:

      NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Meeting") of the AmSouth Growth Fund ("Growth Fund"), a separate series of AmSouth Funds, will be held at BISYS Fund Services, 3435 Stelzer Road, Columbus, OH, on May 31, 2002, at 10:00 a.m., Eastern time, for the following purposes:

      1. To consider and act upon a Plan of Reorganization and Termination ("Plan") adopted by AmSouth Funds providing for the transfer of all of the assets of the Growth Fund to the AmSouth Capital Growth Fund ("Capital Growth Fund") in exchange for Class A, Class B, and Trust shares (collectively, "Shares") of the Capital Growth Fund and the assumption by the Capital Growth Fund of all of the liabilities of the Growth Fund, followed by the dissolution and liquidation of the Growth Fund and the distribution of those Shares to the shareholders of the Growth Fund; and

      2. To transact other business that may properly come before the Meeting or any adjournment or adjournments thereof.

      The  proposed   transaction   is   described  in  the  attached   Combined
Prospectus/Proxy Statement. A copy of a form of the Plan is appended as Appendix A thereto.

      Pursuant to instructions of the Board of Trustees of AmSouth Funds, the close of business on April 12, 2002, has been designated as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.

      SHAREHOLDERS ARE REQUESTED TO PROMPTLY VOTE BY TELEPHONE OR THE INTERNET OR TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY AMSOUTH FUNDS' BOARD OF TRUSTEES. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO AMSOUTH FUNDS A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                              By Order of the Board of Trustees
                              /s/ Rodney L. Ruehle
                              Rodney L. Ruehle
                              Secretary
                              AmSouth Funds

Columbus, OH
May 6, 2002

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE PROMPTLY VOTE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S). IF YOU SIGN, DATE AND RETURN THE PROXY CARD(S) BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL NOTICED ABOVE. IN ORDER TO AVOID ADDITIONAL EXPENSE FOR FURTHER SOLICITATION, MANAGEMENT REQUESTS YOUR COOPERATION IN VOTING PROMPTLY. AS AN ALTERNATIVE TO MAILING YOUR PAPER PROXY CARD(S) TO US TO VOTE, YOU MAY VOTE BY TELEPHONE OR VIA THE INTERNET. TO VOTE IN THIS MANNER, PLEASE REFER TO THE ENCLOSED PROXY CARD(S) FOR THE TOLL-FREE NUMBER AND THE INTERNET ADDRESS. UNLESS PROXIES ARE SIGNED BY THE APPROPRIATE PERSON, THEY WILL NOT BE VOTED.

          IF WE DO NOT RECEIVE YOUR VOTE PROMPTLY, WE MAY CONTACT YOU.
--------------------------------------------------------------------------------

                              AMSOUTH FUNDS [Logo]
                               AMSOUTH GROWTH FUND
                                3435 Stelzer Road
                               Columbus, OH 43219
                             Tel. No. 1-800-451-8382


                       COMBINED PROSPECTUS/PROXY STATEMENT
                                   MAY 6, 2002

      This Combined Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies from the holders of units of beneficial interest ("Shares") in the AmSouth Growth Fund ("Growth Fund") for use at a Special Meeting of Shareholders ("Meeting") to approve the reorganization of the Growth Fund.

      The reorganization contemplates the transfer of all the assets and liabilities of the Growth Fund to the AmSouth Capital Growth Fund ("Capital Growth Fund") (each a "Fund") in exchange for Shares of the Capital Growth Fund, followed by the dissolution and liquidation of the Growth Fund and the distribution of those Capital Growth Fund Shares to shareholders of the Growth Fund ("Transaction"). As a result of the Transaction, each shareholder of the Growth Fund will receive, on a tax-free basis, a number of full and fractional Shares of the Capital Growth Fund equal, on the date of the Transaction, to the value of the net assets of the Growth Fund transferred to the Capital Growth Fund that are attributable to the shareholder. Growth Fund shareholders holding Class A, Class B, or Trust Shares will receive Class A, Class B, or Trust Shares, respectively, of the Capital Growth Fund.

      Each Fund is a portfolio ("series") of AmSouth Funds, which is an open-end management investment company consisting of separate series.

      This Combined Prospectus/Proxy Statement explains concisely what you should know before investing in the Capital Growth Fund. Please read it carefully and keep it for future reference. A Statement of Additional Information ("SAI") dated May 6, 2002, relating to the Transaction, has been filed with the Securities and Exchange Commission ("SEC") and is also incorporated into this Combined Prospectus/Proxy Statement by reference.

      The AmSouth Funds' current Prospectus for Class A Shares and Class B Shares and current Prospectus for Trust Shares (collectively, "AmSouth Funds Prospectus"), each dated December 1, 2001, as supplemented on March 1, 2002 and March 26, 2002, accompany and are incorporated by reference into (and are legally a part of) this Combined Prospectus/Proxy Statement. The AmSouth Funds' current SAI dated December 1, 2001, as supplemented on February 8, 2002 ("AmSouth Funds SAI"), is on file with the SEC and is also incorporated by reference into this Combined Prospectus/Proxy Statement. The AmSouth Funds' Annual Report to Shareholders for the fiscal year ended July 31, 2001 ("AmSouth Funds Annual Report"), and the AmSouth Funds' Semi-Annual Report to Shareholders for the six months ended January 31, 2002 ("AmSouth Funds Semi-Annual Report"), also are on file with the SEC and are incorporated by reference into this

Combined Prospectus/Proxy Statement. These documents may be obtained without charge, and further inquires may be made, by writing AmSouth Funds, 3435 Stelzer Road, Columbus, Ohio 43219 or by calling 1-800-451-8382. In addition, the SEC maintains a Website (http://www.sec.gov) that contains the AmSouth Funds Prospectus and SAI and other material incorporated by reference, together with other information regarding the Funds.

      AS WITH ALL MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THE FUND SHARES OR DETERMINED WHETHER THIS COMBINED PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

      LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A DEPOSIT OR AN OBLIGATION OF AMSOUTH BANK, ITS AFFILIATES, OR ANY BANK. IT IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY.

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT IN CONNECTION WITH THE OFFERING MADE HEREBY AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY AMSOUTH FUNDS. THIS COMBINED PROSPECTUS/PROXY STATEMENT DOES NOT CONSTITUTE AN OFFERING BY AMSOUTH FUNDS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                TABLE OF CONTENTS

                                                                           Page


PROPOSAL 1 - To Approve the Plan of Reorganization and Termination...........1

SUMMARY......................................................................1

   About the Proposed Transaction............................................1

   Comparative Fee Tables....................................................2

   Expense Example...........................................................4

COMPARISON OF THE FUNDS......................................................5

   The Growth Fund...........................................................6

   The Capital Growth Fund...................................................6

   Differences Between the Funds.............................................7

   Other Policies of the Funds...............................................7

   Principal Investment Risks................................................7

   Investment Advisor........................................................8

   Form of Organization......................................................9

   Operating Procedures......................................................9

   Share Classes and Sales Charges..........................................10

   Purchase Procedures......................................................11

   Exchange Privilege.......................................................11

   Redemption Procedures....................................................12

   Net Asset Value..........................................................12

   Distributions............................................................12

   Federal Tax Considerations...............................................13

   Performance..............................................................13

INFORMATION ABOUT THE TRANSACTION...........................................14

   Plan of Reorganization...................................................14

   Reasons for the Transaction..............................................15

   Federal Income Tax Considerations........................................16

   Description of the Securities to Be Issued...............................17

CAPITALIZATION..............................................................18

LEGAL MATTERS...............................................................18

INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION...............19

EXPERTS.....................................................................19

SPECIAL MEETING OF SHAREHOLDERS.............................................20

   Voting Information.......................................................20

   Required Vote............................................................23

APPENDIX A - Form of Plan of Reorganization and Termination.................A-1

APPENDIX B - Management Discussion of Funds' Performance....................B-1
               B-1 - Annual Report for period ended July 31, 2001...........B-1
               B-2 - Semi-Annual Report for period ended January 31, 2002...B-5

APPENDIX C - Financial Highlights...........................................C-1

       PROPOSAL 1 - TO APPROVE THE PLAN OF REORGANIZATION AND TERMINATION
       ------------------------------------------------------------------

                                     SUMMARY

      The following is a summary of certain information relating to the proposed reorganization of the Growth Fund. As discussed more fully below, the AmSouth Funds' Board of Trustees ("Trustees") believes that the Transaction will benefit the Growth Fund's shareholders.

      This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Combined Prospectus/Proxy Statement, the SAI dated May 6, 2002, the AmSouth Funds Prospectus and SAI, the AmSouth Funds Annual Report, and the AmSouth Funds Semi-Annual Report.

ABOUT THE PROPOSED TRANSACTION

      At meetings held on December 18, 2001, and March 19, 2002, the Trustees considered and unanimously approved a Plan of Reorganization and Termination ("Plan") pursuant to which the Growth Fund would be merged with and into the Capital Growth Fund on or about June 14, 2002 ("Exchange Date"). On the Exchange Date, the Growth Fund will transfer all of its assets and liabilities to the Capital Growth Fund in exchange solely for Shares of the Capital Growth Fund having an aggregate net asset value ("NAV") equal to the aggregate value of the net assets acquired from the Growth Fund. The value of the assets of the Growth Fund, the amount of its liabilities, and the NAV per Share of the Capital Growth Fund will be determined as of the close of trading on the New York Stock Exchange on the Exchange Date. Following the Transaction, the Growth Fund will be liquidated and the Shares of the Capital Growth Fund received by the Growth Fund will be distributed to Growth Fund shareholders.

      As a result of the proposed Transaction, shareholders of the Growth Fund will receive, on a tax-free basis, a number of full and fractional Shares of the Capital Growth Fund equal in value, on the Exchange Date, to the value of the net assets of the Growth Fund transferred to the Capital Growth Fund attributable to the shareholder (based on the proportion of the outstanding Shares of the Growth Fund owned at the time by the shareholder). Each Growth Fund shareholder will receive Shares of the Capital Growth Fund class (Class A, Class B, or Trust) that corresponds to the class of Growth Fund Shares that he, she, or it holds.

      For the reasons set forth below under "Reasons for the Reorganization," the Trustees, including the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended ("1940 Act"), of AmSouth Funds ("Independent Trustees"), unanimously concluded that the proposed Transaction is in the best interests of each Fund and their existing shareholders. The Trustees further concluded that the economic interests of shareholders of the Funds will not be diluted as a result of the proposed Transaction. In reaching this conclusion, the Trustees also considered, among other things, the similarity of the investment objectives and investment strategies of the Funds; the expense ratios of the Capital Growth Fund compared to the Growth Fund; the performance of the Capital Growth Fund as compared to the Growth Fund; the potential economies of scale that could be realized as a result of the increase in the asset size of the Capital Growth Fund; the fact that the Transaction will be free of federal income tax; the recommendation of AmSouth Investment Management Company, LLC ("Advisor") in favor of the Transaction; and the fact that the costs of the Transaction would be borne by the Advisor.

COMPARATIVE FEE TABLES

      Like all mutual funds, the Funds incur certain expenses in their operations and, as a shareholder, you pay these expenses indirectly. The table below compares annual operating expenses for the Funds for the fiscal year ended July 31, 2001, and estimated PRO FORMA expenses for the Capital Growth Fund assuming the proposed Transaction is approved and effected.

      The table indicates that, assuming approval of the proposed Transaction, the total annual operating expenses of the Capital Growth Fund is expected to be less than those of the Growth Fund.

                                                                                   COMBINED FUND
                                                                                   -------------
                        GROWTH FUND                   CAPITAL GROWTH FUND            PRO FORMA
                     -----------------                -------------------            ---------

                   CLASS A    CLASS B   TRUST     CLASS A    CLASS B   TRUST    CLASS A CLASS B TRUST
                   --------   -------   -----     --------   -------   ------   ------- ------- -----
SHAREHOLDER
TRANSACTION
EXPENSES
(EXPENSES PAID
BY YOU
DIRECTLY)(1)

Maximum Sales
Charge Imposed     5.50%(2)   None      None      5.50%(2)   None      None      5.50%  None    None
on Purchases
(as a
percentage of
offering price)

Maximum
Deferred Sales     None       5.00%     None      None       5.00%     None     None    5.00%   None
Charge (Load)                 (3)                            (6)

Redemption
Fees(4)            None       None      None      None       None      None     None    None    None

ANNUAL
OPERATING
EXPENSES
(AS A
PERCENTAGE OF
AVERAGE DAILY
NET ASSETS)

Management Fees    .80%       .80%      .80%      .80%       .80%      .80%     .80%    .80%    .80%



                                       2

                                                                                   COMBINED FUND
                                                                                   -------------
                        GROWTH FUND                   CAPITAL GROWTH FUND            PRO FORMA
                     -----------------                -------------------            ---------

                   CLASS A    CLASS B   TRUST     CLASS A    CLASS B   TRUST    CLASS A CLASS B TRUST
                   --------   -------   -----     --------   -------   ------   ------- ------- -----

Distribution       None       .75%      None      None       .75%      None     None    .75%    None
and/or Service
(12b-1) Fee

Other             .75%       .75%      .65%      .56%       .56%      .46%     .56%    .56%    .46%
Expenses(5)(7)

Total Fund       1.55%      2.30%     1.45%     1.36%      2.11%     1.26%    1.36%   2.11%   1.26%
Operating         (5)        (5)       (5)       (7)        (7)       (7)      (8)     (8)     (8)
Expenses


(1) AmSouth Bank or other financial institutions may charge their customer's account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A Shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase. See "Distribution Arrangements" in the Funds' Prospectus.

(3) A CDSC on Class B Shares held continuously declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%, to 0% in the seventh year. Approximately eight years after purchase, Class B Shares automatically convert to Class A Shares.

(4) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) Other expenses are being limited to 0.62% for Class A Shares, 0.62% for Class B Shares, and 0.47% for Trust Shares. Total expenses after fee waivers and expense reimbursements for each class are: Class A Shares 1.42%, Class B Shares 2.17%, and Trust Shares 1.27%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) For B Shares acquired in the combination of AmSouth Funds with ISG Funds, waivers are in place on the CDSC charged if such Class B Shares are sold within six years of purchase, which will decline as follows: 4%, 3%, 2%, 2%, 1% to 0% in the seventh year following purchase. For all other B Shares held continuously, the CDSC declines over a six year period as follows: 5%, 4%, 3%, 3%, 2%, 1% to 0% in the seventh and eighth years. Approximately eight years after purchase (seven years in the case of Shares acquired in the ISG combination), Class B Shares automatically convert to Class A Shares.

(7) Other expenses are being limited to 0.50% for Class A Shares, 0.50% for Class B Shares, and 0.35% for Trust Shares. Total expenses after fee waivers and expense reimbursements for each class are: Class A Shares 1.30%, Class B Shares 2.05%, and Trust Shares 1.15%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(8) For a short period of time, the Class A Shares, the Class B Shares, and the Trust Shares may be subject to an increase in total operating expenses of up to 0.01% as a result of the Transaction.

EXPENSE EXAMPLE

EXAMPLE: An investor would pay the following expenses on $10,000 investment, assuming: (1) 5% annual return, (2) no changes in the Fund's operating expenses, and (3) redemption at the end of each time period.

                               1 YEAR        3 YEARS      5 YEARS     10 YEARS**
GROWTH FUND

Class A Shares                 $699          $1,013       $1,348      $2,294

Class B Shares                 $733          $1,018       $1,430      $2,448

Trust Shares                   $148          $459         $792        $1,735

CAPITAL GROWTH FUND

Class A Shares                 $681          $957         $1,254      $2,095

Class B Shares                 $714          $961         $1,334      $2,250

Trust Shares                   $128          $400         $692        $1,523

COMBINED FUND PRO FORMA

Class A Shares                 $681          $957         $1,254      $2,095

Class B Shares                 $714          $961         $1,334      $2,250

Trust Shares                   $128          $400         $692        $1,523


** Class B Shares of the Growth Fund, the Capital Growth Fund and the Combined Fund automatically convert to Class A Shares after approximately eight years. Therefore, the "10 Years" example above reflects these conversions.

      Assuming no redemption of Class B Shares at the end of the period, the dollar amounts in the above example would be as follows:

                               1 YEAR        3 YEARS      5 YEARS     10 YEARS**

GROWTH FUND                    $233          $718         $1,230      $2,448
Class B Shares

CAPITAL GROWTH FUND            $214          $661         $1,134      $2,250
Class B Shares

COMBINED FUND PRO FORMA        $214          $661         $1,134      $2,250
Class B Shares


------------------

** Class B Shares of the Growth Fund, the Capital Growth Fund, and the Combined Fund automatically convert to Class A Shares after approximately eight years. Therefore, the "10 Years" example above reflects these conversions.


                             COMPARISON OF THE FUNDS

      Below is a brief comparison of the investment objectives and investment strategies of the Funds and the principal risks associated with an investment in each Fund. The following discussion is qualified in its entirety by the disclosure on such subjects contained in the AmSouth Funds Prospectus. For a full and detailed description of permitted investments and investment strategies, see the AmSouth Funds Prospectus that accompanies this Combined Prospectus/Proxy Statement.

      The Growth Fund's investment objective is to seek long-term capital appreciation by investing in a diversified portfolio of common stocks and securities convertible into common stocks. The Capital Growth Fund's investment objective is to seek capital growth. Although stated differently, there is, in effect, no distinction between the Funds' investment objectives. Both Funds pursue their investment objectives by investing in U.S. common stocks, though the Capital Growth Fund focuses on investments in companies with market capitalizations of at least $500 million. In choosing individual stocks, the portfolio managers for both Funds use a variety of economic projections, quantitative techniques, and earnings projections to identify companies with the potential to achieve greater than average earnings growth and capital appreciation. Additionally, as a temporary defensive measure, if deemed appropriate under the circumstances, both Funds may increase their holdings in short-term money market instruments to over 35% of total assets.

      There can be no assurance that either Fund will achieve its investment objective.

THE GROWTH FUND

      The Growth Fund invests primarily in domestically traded U.S. common stocks, as well non-U.S. common stocks and American Depositary Receipts ("ADRs") that the portfolio manager believes have an attractive potential for growth.

      The Fund normally invests at least 65% of its total assets in common stocks. The Fund is authorized to invest in securities convertible into common stocks, such as convertible bonds and convertible preferred stocks but does not currently do so. The Fund also may invest up to 35% of the value of its assets in preferred stocks, corporate bonds, notes, and warrants, and short-term money market instruments. The Growth Fund is not authorized to invest in speculative grade debt securities.

      In managing the Fund, the portfolio manager seeks reasonably priced securities with the potential to produce above-average earnings growth. In choosing individual stocks, the portfolio manager uses a quantitative process to identify companies with a history of above-average growth or companies that are expected to enter periods of above-average growth or are positioned in emerging growth industries. Some of the criteria that the manager uses to select these companies are earnings growth, return on capital, cash flow, and earnings ratios.

THE CAPITAL GROWTH FUND

      The Capital Growth Fund invests primarily in equity securities of U.S. companies with market capitalizations of at least $500 million that the Advisor believes offer opportunities for capital appreciation and growth of earnings. The Fund also may invest in medium-sized companies.

      The Fund invests at least 65% of its total assets in equity securities. Like the Growth Fund, the Fund is authorized to invest in convertible securities but does not currently do so. The Fund also may invest in debt securities of domestic and foreign issuers when the Advisor believes that such securities offer opportunities for capital growth. The Fund may invest up to 10% of its total assets in foreign securities that are not publicly traded in the United States.

      In choosing stocks for the Fund, the portfolio manager first identifies industries that it believes will expand over the next few years or longer. The portfolio manager then uses fundamental analysis of company financial statements to find large U.S. companies within these industries that offer the prospect of solid earnings growth. The portfolio manager also may consider other factors in selecting investments for the Fund, including the development of new or improved products or services, opportunities for greater market share, more effective management, or other signs that the company will have greater than average earnings growth and capital appreciation.

      At least 65% of the Fund's total assets invested in debt securities must consist of debt securities that are rated no lower than investment grade (Baa/BBB) by a credit rating agency or, if unrated, deemed to be of comparable quality by the Advisor. The remainder of such assets may be invested in debt securities that are rated no lower than Ba by Moody's Investors Service, Inc.

("Moody's") and BB by Standard and Poor's (a division of The McGraw-Hill Companies, Inc.) ("S&P"), Fitch and Duff or, if unrated deemed to be of comparable quality by the Advisor. Debt securities rated Ba by Moody's and BB by S&P, Fitch and Duff are considered speculative grade debt (also known as "junk bonds"), and the payment of principal and interest may be affected at any time by adverse economic conditions. The Fund does not currently invest in junk bonds.

DIFFERENCES BETWEEN THE FUNDS

      The primary difference between the two Funds is that the Capital Growth Fund is a non-diversified fund, whereas the Growth Fund is a diversified fund. This means that the Capital Growth Fund may own larger positions in securities of a smaller number of issuers than the Growth Fund. Thus, an increase or decrease in the value of a single issuer's security may have a greater impact on the Capital Growth Fund's NAV and total return than it would on a more diversified portfolio such as that of the Growth Fund.

OTHER POLICIES OF THE FUNDS

      Each Fund may invest (or engage) in ADRs, bankers' acceptances, commercial paper, common stock, convertible securities, demand features, derivatives, foreign securities, investment company securities, preferred stocks, repurchase agreements, U.S. government agency securities, variable and floating rate instruments, warrants, and when-issued and forward commitments. Each Fund also may engage in securities lending - a management technique intended to generate additional revenue for a Fund without changing the fundamental risk characteristics of the Fund's portfolio.

      The Growth Fund also may invest in certificates of deposit, money market instruments, reverse repurchase agreements, U.S. Treasury obligations, and zero-coupon debt obligations.

      The Capital Growth Fund also may invest (or engage) in asset-backed securities, call and put options, funding agreements, futures and related options, high-yield/high-risk debt securities, mortgage-backed securities, time deposits, and U.S. Treasury receipts.

PRINCIPAL INVESTMENT RISKS

      Because the Capital Growth Fund's investment objective and strategies are substantially similar to those of the Growth Fund, an investment in the Capital Growth Fund is subject to many of the same specific risks as an investment in the Growth Fund. Investment in each Fund may be subject to specific risks arising from the types of securities in which the Fund invests, including the following principal risks.

      MARKET RISK: Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. There is a possibility that a Fund's stock holdings will decline in value because of a broad stock market decline.

The value of an investment in a Fund will fluctuate in response to movements in the stock market and the activities of individual portfolio companies. An investor could lose money by investing in a Fund, particularly if there is a sudden decline in the share prices of the Fund's holdings or an overall decline in the stock market.

      INVESTMENT STYLE RISK: There is a possibility that the market segment in which each Fund focuses, growth stocks, will underperform other kinds of investments or market averages. The medium-sized companies in which the Funds may invest carry additional risks because their earnings tend to be less predictable, their share prices more volatile, and their securities less liquid than larger, more established companies. Over time, growth companies are expected to increase their earnings at an above-average rate. If these expectations are not met, the stock price can fall drastically - even if earnings show an absolute increase.

      PORTFOLIO TURNOVER RISK: The Funds may trade securities actively, which could increase transaction costs (thereby lowering performance) and may increase the amount of taxes that investors pay on distributions. If a Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower.

      FOREIGN SECURITIES RISK: Investment in the Growth Fund also may be subject to foreign securities risk. Investing in foreign markets involves a greater risk than investing in the United States. Foreign securities may be adversely affected by myriad factors, including currency fluctuations and social, economic, or political instability. Although the Capital Growth Fund is authorized to invest in foreign securities, it currently does not do so.

      COMPARISON OF THE RISKS: The Capital Growth Fund is non-diversified and may invest a greater percentage of its assets in a particular company as compared with "diversified" funds, like the Growth Fund. Accordingly, the Capital Growth Fund's portfolio may be more sensitive to changes in the market value of a single company or industry. To the extent that the Capital Growth Fund owns larger positions in a smaller number of issuers than the Growth Fund, it is subject to a higher degree of the investment risks associated with those investments, and an increase or decrease in the value of a single issuer's security may have a greater impact on the Capital Growth Fund's NAV. Hence, the Capital Growth Fund's Shares may be more volatile than those of a diversified fund, such as the Growth Fund. As a result, while the Capital Growth Fund may offer greater opportunity for higher investment returns, it also may involve greater risk of loss.

INVESTMENT ADVISOR

      The Advisor, which is located at 1901 6th Avenue North, Suite 620, Birmingham, Alabama 35203, serves as the Funds' investment advisor. As of December 31, 2001, the Advisor had over $7.2 billion in assets under management. On May 12, 2001, AmSouth Bank reorganized its investment advisory services and created the Advisor, a separate wholly owned subsidiary of AmSouth Bank. The

Advisor replaced AmSouth Bank as the investment advisor to the Funds. AmSouth Bank has provided investment management services through its Trust Division since 1915 and is the largest provider of trust services in Alabama. In addition, its Trust Natural Resources and Real Estate Department is a major manager of timberland, mineral, oil, and gas properties and other real estate interests. As of December 31, 2001, AmSouth Bank had over $7.5 billion in assets under discretionary management and provided custody services for $25.6 billion in securities. AmSouth is the bank affiliate of AmSouth Bancorporation, which reported assets as of December 31, 2001, of $38.6 billion and operated more than 600 banking offices in Alabama, Florida, Georgia, Mississippi, Louisiana, and Tennessee.

      The Advisor continuously reviews, supervises, and administers the Funds' investment programs. Through its portfolio management team, the Advisor also makes the day-to-day investment decisions for the Capital Growth Fund. Pursuant to an investment sub-advisory agreement with the Advisor, day-to-day investment decisions for the Growth Fund are made by Peachtree Asset Management
("Peachtree"). The sub-advisory agreement with Peachtree will terminate as of the Exchange Date.

      The Advisor is paid a management fee equal to the lesser of (a) the fee from time to time agreed upon in writing by AmSouth Funds and the Advisor and
(b) a fee computed daily and paid monthly based on the average daily net assets of each Fund at an annual rate of .80%. The advisory fees paid by each Fund for the fiscal year ended July 31, 2001, was .80% of its average daily NAV.

      The Advisor may be deemed to have an interest in the Transaction because future growth of assets of AmSouth Funds can be expected to increase the total amount of fees payable to the Advisor and to reduce the amount of fees required to be waived to maintain total fees of the Funds at agreed upon levels.

FORM OF ORGANIZATION

      Each Fund is a series of AmSouth Funds, an open-end management investment company that was organized as a Massachusetts business trust on October 1, 1987. The AmSouth Funds' Amended and Restated Declaration of Trust ("Declaration of Trust") authorizes the Trustees to issue an unlimited number of units of beneficial interest (I.E. Shares) in multiple series. The Fund does not, and is not required to, hold annual shareholder meetings.

OPERATING PROCEDURES

      As indicated above, the investment objectives and policies of the two Funds are substantially similar, although the Capital Growth Fund focuses on investments in companies with market capitalizations of at least $500 million. The risks associated with an investment in each Fund also are comparable, but for the risks associated with an investment in a non-diversified fund to which the Capital Growth Fund is subject and the risks associated with investments in foreign securities to which the Growth Fund is subject.

      Based on its review of the investment portfolio of each Fund, the Advisor believes that most of the assets held by the Growth Fund are consistent with the investment strategies of the Capital Growth Fund and thus can be transferred to and held by the Capital Growth Fund if the Transaction is approved. If, however, the Growth Fund has any assets that may not be held by the Capital Growth Fund, those assets will be sold prior to the Transaction. The proceeds of such sales will be held in temporary investments or reinvested in assets that qualify to be held by the Capital Growth Fund. The possible need for the Growth Fund to dispose of assets prior to the Transaction could result in its selling securities at a disadvantageous time and its realizing losses that would otherwise not have been realized. Alternatively, these sales could result in the Growth Fund's realizing gains that otherwise would not have been realized, the net proceeds of which would be included in a taxable distribution to its shareholders prior to the Transaction.

      As discussed above, the Advisor serves as investment advisor to both Funds. After the Transaction, the Trustees and the Capital Growth Fund's distributor and other outside agents will continue to serve the Capital Growth Fund in their current capacities.

SHARE CLASSES AND SALES CHARGES

      Each Fund offers three classes of Shares: Class A Shares, Class B Shares, and Trust Shares. Each Share class has its own fee structure, as described below, which is the same for both Funds. In some cases, a sales charge may not be assessed on purchases or sales of Shares. Investors should consult with their financial representatives to determine whether this may apply to them.

    o CLASS A SHARES may be appropriate for investors who prefer to pay a Fund's sales charges upfront. Class A Shares are subject to a maximum front-end sales charge of 5.50% of the offering price. The sales charge applicable to Class A Shares may be reduced or waived under certain circumstances as described in the AmSouth Funds Prospectus that accompanies this Combined Prospectus/Proxy Statement. Class A Shares also pay an annual shareholder servicing fee of .025% of average daily net assets.

    o CLASS B SHARES may be appropriate for investors who wish to avoid a front-end sales charge and put all the money invested to purchase Fund Shares immediately. Class B Shares automatically convert to Class A Shares of the same Fund after eight years from the end of the month of purchase. A contingent deferred sales charge ("CDSC") of up to 5% is imposed on redemptions of Class B Shares made within six years of purchase. The CDSC may be waived under certain circumstances as described in the AmSouth Funds Prospectus that accompanies this Combined Prospectus/Proxy Statement. For Class B Shares acquired in the combination of AmSouth Funds with ISG Funds, waivers are in place on the CDSC, charged if such Class B Shares are sold within six years of purchase, which will decline as follows: 4%, 3%, 3%, 2%, 2%, 1% to 0% in the seventh year. These Shares will automatically convert to Class A Shares of the same Fund after seven years from the end of the month of purchase. Class B Shares pay a shareholder servicing fee of 0.25% of average daily net assets and a Rule 12b-1 fee of .75% of those assets.

    o TRUST SHARES may be purchased through procedures established by BISYS Fund Services, L.P., the distributor ("Distributor"), in connection with the requirements of fiduciary, advisory, agency, custodial, and other similar accounts maintained by or on behalf of customers of AmSouth Bank or one of its affiliates or other financial service providers approved by the Distributor. Investors may sell Trust Shares at any time. No sales charges or CDSCs are imposed on Trust Shares. Trust Shares pay a shareholder servicing fee of 0.15% of average daily net assets.

      THE FRONT-END SALES CHARGES AND CDSCS DESCRIBED ABOVE WILL NOT BE IMPOSED IN CONNECTION WITH THE ISSUANCE OF CAPITAL GROWTH FUND SHARES TO GROWTH FUND SHAREHOLDERS IN THE TRANSACTION. HOWEVER, WHERE APPLICABLE, THE CDSCS WILL APPLY ON REDEMPTION OF CAPITAL GROWTH FUND SHARES RECEIVED IN THE TRANSACTION AND THE FRONT-END SALES CHARGES WILL APPLY TO SUBSEQUENT PURCHASES OF CAPITAL GROWTH FUND SHARES.

PURCHASE PROCEDURES

      Purchase orders for Shares of the Funds are executed at a per Share price equal to the NAV next determined after the purchase order is effective (plus any applicable sales charge). Shares of each Fund are sold on a continuous basis by the Distributor either by mail, by wire, through an Automatic Investment Plan, or through financial institutions. The Funds have a minimum investment requirement of $1,000 for Class A and Class B accounts and $250 for Automatic Investment Plan accounts. The Funds have no subsequent minimum investment requirement for Class A and Class B accounts but impose a $50 subsequent minimum investment requirement on Automatic Investment Plan accounts. Purchases and redemptions of Fund Shares may be made on days on which the New York Stock Exchange ("NYSE") is open for trading ("Business Day").

EXCHANGE PRIVILEGE

      A shareholder may exchange the Shares of a Fund for Shares of the corresponding class of another series of AmSouth Funds, so long as the shareholder maintains the applicable minimum account balance and satisfies the minimum initial and subsequent investment requirements.

      A shareholder may convert his or her Class A Shares to Trust Shares of the same Fund if the shareholder becomes eligible to purchase Trust Shares. When converting Trust Shares of a Fund to Class A Shares of that Fund, the shareholder will be exempt from any applicable sales charge. However, a shareholder who exchanges Class A Shares of a Fund that has no sales charge or a lower sales charge for Class A Shares of another Fund with a higher sales charge will be required to pay the difference. The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

      Exchanges are made on the basis of the relative NAVs of the Shares exchanged plus any applicable sales charge. No transaction fees are currently charged for exchanges. Exchange privileges are available only in states where the Shares of a Fund may be legally sold. Exercise of the exchange privilege is generally treated as a sale for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss will be realized.

REDEMPTION PROCEDURES

      Each Fund redeems Shares at the NAV next determined after receipt by the Distributor of the redemption request. Redemptions will be made on any Business Day without charge. There is presently a $7 charge for wiring redemption proceeds to a shareholder's designated account. Shares may be redeemed by mail, by telephone, or through a pre-arranged systematic withdrawal plan.

      Each Fund reserves the right to make redemption payments in securities rather than cash. If a shareholder's account balance falls below $50, a Fund may ask the shareholder to increase that balance. If the account balance remains below $50 after 60 days, the Fund may close the account and send the proceeds to the shareholder at the then-current NAV.

NET ASSET VALUE

      The NAVs of the Funds' Shares are determined daily at the close of regular trading on the NYSE (normally as of 4:00 p.m.) Eastern time, each Business Day. In addition, each Fund may elect, in its discretion, if it is determined to be in its shareholders' best interests, to be open on days when the NYSE is closed due to an emergency. A shareholder's order for purchase, sale, or exchange of Shares is priced at the NAV next calculated after the order is accepted by the Fund, less any applicable sales charge. This is what is known as the offering price. The Funds' securities are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined by the Funds' Trustees.

DISTRIBUTIONS

      Each Fund distributes net investment income monthly and net realized capital gains at least once a year. Shareholders automatically receive all income dividends and capital gain distributions in additional full and fractional Shares of the same class at NAV, as of the date of payment, unless the shareholder has elected to receive such dividends or distributions in cash. Dividends and distributions, when received in Shares, are reinvested without a sales charge as of the ex-dividend date, using the NAV determined on that date, and are credited to a shareholder's account on the payment date. Dividends paid in additional Shares receive the same tax treatment as dividends paid in cash. The dividends payable on Trust Shares of a Fund generally are more than the dividends payable on Class A and Class B Shares of that Fund because of the distribution expenses charged to Class A and Class B Shares but not charged to Trust Shares.

FEDERAL TAX CONSIDERATIONS

      Consummation of the Transaction is subject to the condition that AmSouth Funds receive an opinion of Kirkpatrick & Lockhart LLP, its counsel, to the effect that, based upon certain representations and assumptions and subject to certain qualifications, the Transaction will not result in the recognition of gain or loss for federal income tax purposes for either Fund or the shareholders of the Growth Fund. However, any sales of the Growth Fund's assets (described under "Operating Procedures" above) could result in the realization of net gains that would have to be distributed to, and thus taxed to, that Fund's shareholders.

PERFORMANCE

      Management's discussion and analysis of the Funds' performance and the related information included in the Funds' most recent Annual and Semi-Annual Reports to Shareholders are provided in Appendix B-1 and Appendix B-2, respectively. The financial highlights tables for the Funds included in the most recent Semi-Annual Report to shareholders are included in Appendix C.

      The table below compares the performance of the Shares of the Funds over time. Past performance does not indicate how a Fund will perform in the future.

--------------------------------------------------------------------------------

    AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDING FEBRUARY 28, 2002(1)
--------------------------------------------------------------------------------

                                        1-YEAR    3-YEARS    5-YEARS   10-YEARS
--------------------------------------------------------------------------------

GROWTH FUND(2)
--------------------------------------------------------------------------------

Class A Shares                          -26.17     -14.43      N/A       N/A
(with 5.50% sales charge)
--------------------------------------------------------------------------------

Class B Shares (with applicable         -26.38     -14.07      N/A       N/A
CDSC)(3)
--------------------------------------------------------------------------------

Trust Shares                            -21.77     -12.60      N/A       N/A
--------------------------------------------------------------------------------

CAPITAL GROWTH FUND(4)
--------------------------------------------------------------------------------

Class A Shares (with 5.50% sales        -20.02     -5.55      7.48      10.28
charge)
--------------------------------------------------------------------------------

Class B Shares (with applicable         -20.13     -5.09      7.44       9.87
CDSC)(5)
-------------------------------------------------------------------------------

Trust Shares                            -15.18     -3.51      8.73      10.93
--------------------------------------------------------------------------------

(1) Assumes the reinvestment of dividends and other distributions.

(2) The Growth Fund commenced operations on August 3, 1997.

(3) Performance of the Class B Shares, which commenced operations on September 3, 1997, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance of the Class B

Shares has been adjusted to reflect the higher distribution (12b-1) fees and the CDSC.

(4) The Capital Growth Fund commenced operations on April 1, 1996, through a transfer of assets from collective trust fund accounts managed by the Advisor, using materially equivalent investment objectives, policies and methodologies as the Fund. The quoted performance of the Fund includes the performance of these trust accounts for periods prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The trust accounts were not registered with the Securities and Exchange Commission and were not subject to the investment restrictions imposed by law on registered mutual funds. If these trust accounts had been registered, their returns may have been lower.

(5) Performance of the Class B Shares, which commenced operations on February 5, 1998, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance of the Class B Shares has been adjusted to reflect the higher distribution (12b-1) fees and the CDSC.

                        INFORMATION ABOUT THE TRANSACTION

PLAN OF REORGANIZATION

      The Plan provides that on or about the Exchange Date (presently expected to be on or about June 14, 2002), the Capital Growth Fund will acquire all the Growth Fund's assets in exchange solely for Capital Growth Fund Shares and the Capital Growth Fund's assumption of all the Growth Fund's liabilities. The Growth Fund will then distribute those Shares to its shareholders, by class. Thus, shareholders of the Growth Fund will become shareholders of the corresponding class of the Capital Growth Fund as of the close of business on the Exchange Date.

      Immediately after the Transaction, each former Growth Fund shareholder will own Shares of the corresponding class of Capital Growth Fund equal in NAV to the aggregate NAV of that shareholder's Growth Fund Shares immediately before the Transaction. The Capital Growth Fund's NAV per Share will not change as a result of the Transaction. Thus, the Transaction will not result in a dilution of the interest of any Capital Growth Fund shareholder. The Growth Fund will be liquidated after the Transaction.

      The consummation of the Transaction is subject to a number of conditions set forth in the Plan, including the receipt of an opinion in form and substance satisfactory to AmSouth Funds, as described under the caption "Federal Income Tax Considerations" below. AmSouth Funds may terminate the Plan, and abandon the Transaction, before the Exchange Date at any time before or after approval by the Growth Fund's shareholders, if the Trustees believe that proceeding with the Transaction would be inadvisable for either Fund. In addition, the Plan may be amended in any manner, except that no amendment may be made subsequent to the Meeting that would have a material adverse effect on the Growth Fund's shareholders' interests.

      The Advisor will bear the expenses related to the Transaction. Those expenses will likely include legal fees, transfer taxes (if any), fees of banks and transfer agents, and the costs of preparing, printing, copying, and mailing proxy solicitation materials to the Growth Fund's shareholders and the costs of holding the Meeting.

      The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, the form of which is attached hereto as Appendix A and incorporated herein by this reference.

REASONS FOR THE TRANSACTION

      At meetings held on December 18, 2001, and March 19, 2002, the Trustees, including the Independent Trustees, unanimously determined that the Transaction would be in the best interests of each Fund and their existing shareholders. The Trustees also unanimously determined that the interests of such shareholders would not be diluted as a result of effecting the Transaction. At those meetings, all of the Trustees, including the Independent Trustees, unanimously approved the Transaction and recommended approval of the Plan.

      In particular, the Trustees determined that the proposed Transaction offers the following benefits:

  o DILUTION: The Trustees were informed that the interests of the Funds' shareholders would not be diluted as a result of the proposed Transaction and that the Growth Fund shareholders would receive, in the aggregate, Shares of the Capital Growth Fund equal in value to the net value of the assets of the Growth Fund.

  o SIMILARITY OF INVESTMENT OBJECTIVES: The Growth Fund's investment objective is to seek long-term capital appreciation by investing in common stocks and securities convertible into common stocks. The Capital Growth Fund's investment objective is to seek capital growth. Although stated differently, there is, in effect no difference between the Funds' investment objectives.

  o EXPENSES: The Trustees received information about the fees and expenses charged or to be charged, which showed that the Growth Fund shareholders who become Capital Growth Fund shareholders as a result of the proposed Transaction would be subject to fees and expenses that were lower than those they currently bear as shareholders of the Growth Fund. While this is presently the case, there was no guarantee that this would remain the case in the future. The Trustees also received information indicating that, for a short period of time, shareholders of the Capital Growth Fund may be subject to an increase in total operating expenses of up to 0.01% as a result of the Transaction. The Trustees determined that the potential economies of scale that may be realized by the Capital Growth Fund could offset this increase.

  o PERFORMANCE: The Trustees received information relating to the performance of the Capital Growth Fund, both on an absolute basis and in comparison to relevant benchmarks and industry averages. The information showed that the long-term performance of the Capital Growth Fund has been superior to that of the Growth Fund. Of course, past performance does not predict future results.

  o ASSETS: The Trustees were informed that, as of March 18, 2002, the Capital Growth Fund had net assets of approximately $318.63 million, compared with approximately $13.22 million in net assets for the Growth Fund. Former Growth Fund shareholders also could benefit from the resulting economies of scale attributable to the larger asset size of the Capital Growth Fund.

  o TAX-FREE NATURE OF TRANSACTION: The Trustees were informed that the proposed Transaction would be accomplished without resulting in the imposition of federal income tax on either Fund or their shareholders, except with respect to taxable distributions of net gains from sales described under "Operating Procedures," above.

  o    TRANSACTION   COSTS:   The  Trustees   were  informed  of  the  Advisor's
       recommendation in favor of the Transaction and that the Advisor would bear the costs of the Transaction.

      THEREFORE,   THE  TRUSTEES   UNANIMOUSLY   APPROVED  THE  TRANSACTION  AND
RECOMMENDED THE APPROVAL OF THE PLAN BY THE GROWTH FUND SHAREHOLDERS AT THE MEETING.

FEDERAL INCOME TAX CONSIDERATIONS

      The Transaction is intended to be a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). AmSouth Funds will receive an opinion of Kirkpatrick & Lockhart LLP, its counsel, substantially to the following effect:

      (1) The Capital Growth Fund's acquisition of the Growth Fund's assets in exchange solely for Capital Growth Fund Shares and the Capital Growth Fund's assumption of the Growth Fund's liabilities, followed by the Growth Fund's distribution of those Shares PRO RATA to its shareholders constructively in exchange for their Growth Fund Shares, will qualify as a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

      (2) The Growth Fund will recognize no gain or loss on the transfer of its assets to the Capital Growth Fund in exchange solely for Capital Growth Fund Shares and the Capital Growth Fund's assumption of the Growth Fund's liabilities or on the subsequent distribution of those Shares to the Growth Fund's shareholders in constructive exchange for their Growth Fund Shares;

      (3) The Capital Growth Fund will recognize no gain or loss on its receipt of the Growth Fund's assets in exchange solely for the Capital Growth Fund's Shares and its assumption of the Growth Fund's liabilities;

      (4) The Capital Growth Fund's basis in the Growth Fund assets it receives will be the same as the Growth Fund's basis therein immediately before the Transaction, and the Capital Growth Fund's holding period for those assets will include the Growth Fund's holding period therefor;

      (5) A Growth Fund shareholder will recognize no gain or loss on the constructive exchange of all of his or her Growth Fund Shares solely for Capital Growth Fund Shares pursuant to the Transaction; and

      (6) A Growth Fund shareholder's aggregate basis in the Capital Growth Fund Shares he or she receives in the Transaction will be the same as the aggregate basis in his or her Growth Fund Shares constructively surrendered in exchange for those Capital Growth Fund Shares, and his or her holding period for those Capital Growth Fund Shares will include his or her holding period for those Growth Fund Shares, provided the shareholder holds them as capital assets on the Exchange Date.

      The opinion may state that no opinion is expressed as to the effect of the Transaction on either Fund or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. The Capital Growth Fund's utilization after the Transaction of any pre-Transaction capital losses realized by the Growth Fund could be subject to limitation in future years under the Code.

      You should consult your tax adviser regarding the effect, if any, of the Transaction in light of your individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Transaction, you also should consult your tax adviser as to state and local tax consequences to you, if any, of the Transaction.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

      Shares of AmSouth Funds have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. Each Capital Growth Fund Share will be fully paid and nonassessable when issued, will be transferable without restriction, and will have no preemptive or conversion rights. Each shareholder is entitled to one vote per Share and a proportionate fractional vote for any fractional Share.

      The Declaration of Trust permits AmSouth Funds to divide its Shares of any series, without shareholder approval, into one or more classes of Shares having such preferences and special or relative rights and privileges as the Trustees may determine. Shares of each Fund are currently divided into three classes:
Class A, Class B, and Trust Shares, which will be distributed as applicable by AmSouth Funds in connection with the Transaction.

      Under Massachusetts law, AmSouth Funds' shareholders could, under certain circumstances, be held personally liable for its obligations. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of AmSouth Funds. The Declaration of Trust provides for indemnification out of AmSouth Funds' property for all loss and expense of any shareholder held personally liable for any obligations of AmSouth Funds. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which AmSouth Funds would be unable to meet its obligations. The likelihood of those circumstances is remote.

      As shareholders of the considerably larger Capital Growth Fund following the Transaction, the former shareholders of the Growth Fund will possess less proportional voting power when they vote separately as Capital Growth Fund shareholders, or shareholders of the classes thereof, than they had when they voted separately as shareholders of the smaller Growth Fund.

                                 CAPITALIZATION

      The following tables (UNAUDITED) set forth as of March 18, 2002, (i) the capitalization of the Growth Fund, (ii) the capitalization of the Capital Growth Fund, and (iii) pro forma capitalization of the Combined Fund.

                      GROWTH FUND                    CAPITAL GROWTH FUND
                      -----------                    -------------------

             CLASS A    CLASS B     TRUST      CLASS A    CLASS B      TRUST

Net         4,170,715  3,926,380  5,117,931  19,986,476  8,435,617  290,208,388
Assets($)

Shares      593,391    581,791    719,091    1,915,294   848,390    27,875,167

Net Asset   7.03       6.75       7.12       10.44       9.94       10.41
Value per
Share ($)


                          COMBINED FUND PRO FORMA
                          -----------------------

                  CLASS A        CLASS B          TRUST

Net Assets($)   24,157,182   12,361, 997      295,326,319

Shares          2,313,906    1,243,662        28,369,483

Net Asset       10.44        9.94             10.41
Value per
Share ($)

                                  LEGAL MATTERS

      Certain legal matters concerning the issuance of Shares of the Capital Growth Fund as part of the Transaction, as well as certain legal matters concerning the tax consequences of the Transaction, will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036-1221.

          INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

      This  Combined  Prospectus/Proxy  Statement  and the related  Statement of
Additional Information do not contain all of the information set forth in the registration statements and the exhibits relating thereto which AmSouth Funds has filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act to which reference is hereby made. The SEC file numbers for the AmSouth Funds Prospectus and the related SAI, which are incorporated by reference herein are Registration No. 33-21660 and 811-5551.

      AmSouth Funds is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and, in accordance therewith, files reports and other information with the SEC. Reports, proxy and information statements, registration statements and other information filed by AmSouth Funds can be inspected and copied at the public reference facilities of the SEC at 450 Fifth Street, N.W. Washington, D.C. 20549. Copies of such filings may also be available at the following SEC regional and district offices: 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326-1232; 73 Tremont Street, Suite 600, Boston, MA 02108-3912; 175 West Jackson Boulevard, Suite 900, Chicago IL 60604; and 601 Walnut Street, Suite 1120E, Philadelphia, PA 19106. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates.

                                     EXPERTS

      The audited financial statements of AmSouth Funds are incorporated by reference in the SAI. The financial statements have been audited by Ernst & Young LLP, independent accountants, whose report therein is also included in the AmSouth Funds' Annual Report to Shareholders for the fiscal year ended July 31, 2001. The financial statements audited by Ernst & Young have been incorporated by reference in the SAI in reliance on its report given on its authority as experts in auditing and accounting.

                         SPECIAL MEETING OF SHAREHOLDERS

VOTING INFORMATION

      Proxies will be solicited by and on behalf of the Trustees for use at the Meeting. The Meeting is to be held on May 31, 2002, at 10:00 a.m., Eastern time, at the office of the Distributor, 3435 Stelzer Road, Columbus, OH 43219. This Combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about May 6, 2002.

      Any shareholder giving a proxy has the power to revoke it. The shareholder revoking such proxy must either submit to AmSouth Funds a subsequently dated proxy, deliver to AmSouth Funds a written notice of revocation, or otherwise give notice of revocation in open meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or if no specification is made, FOR the proposal.

      The solicitation of proxies, the cost of which will be borne by the Advisor, will be made primarily by mail, but also may be made by telephone or oral communications by representatives of the Advisor, who will not receive any compensation for these activities from either Fund, or by Georgeson Shareholder Communications Inc., professional proxy solicitors, who will be paid fees and expenses of approximately $4,000, and out of pocket expenses, for soliciting services. If votes are recorded by telephone, the Advisor will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their Shares in accordance with their instructions, and to confirm that a shareholder' instructions have been properly recorded. Shareholders also may vote by mail or through a secure Internet site. Proxies voted by telephone or Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

      Shareholders of record of each AmSouth Fund at the close of business on April 12, 2002 (the "Record Date") will be entitled to vote at the Special Meeting of Shareholders or any adjournment thereof. The holders of a majority of votes attributable to the outstanding voting Shares of an AmSouth Fund represented in person or by proxy at the meeting will constitute a quorum for such Fund for the meeting, and a majority of the Shares of an AmSouth Fund voted on the Transaction is necessary to approve the Transaction. Shareholders are entitled to one vote per Share and a proportionate fractional vote for any fractional Share.

      Votes cast by proxy, telephone, the Internet or in person at the Meeting will be counted by the inspector of election appointed by AmSouth Funds. The inspector of election will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The inspector of election will count Shares represented by proxies that reflect abstentions and "broker non-votes" (I.E., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as Shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. For purposes of determining whether an issue has been approved, abstentions and broker non-votes have the effect of a negative vote on the proposal.

      Only shareholders of record at the close of business on April 12, 2002, will be entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each Share held and a fractional vote for each fractional Share held. As of April 12, 2002, there was outstanding the following amount of Shares of the Class A, Class B and Trust Class of the Growth Fund and Capital Growth Fund:

--------------------------------------------------------------------------------

                                   GROWTH FUND            CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

      CLASS A SHARES                 572,777                   1,872,941
--------------------------------------------------------------------------------

      CLASS B SHARES                 565,566                    841,637
--------------------------------------------------------------------------------

       TRUST SHARES                  662,210                  27,855,266
--------------------------------------------------------------------------------


      As of April 12, 2002, the officers and Trustees, as a group, beneficially owned less than 1% of the outstanding Class A, Class B, and Trust Shares of the Capital Growth Fund. As of April 12, 2002, to the best of the knowledge of AmSouth Funds, no shareholders beneficially owned more than 25% or more of the outstanding shares or otherwise could be deemed to control the Growth Fund or Capital Growth Fund. As of April 12, 2002, to the best of the knowledge of AmSouth Funds, the following shareholders owned beneficially or of record 5% or more of a class of either Fund:

--------------------------------------------------------------------------------
      NAME AND ADDRESS        NATURE OF   % CLASS OWNERSHIP   % CLASS OWNERSHIP
                              OWNERSHIP   OF SHARES BEFORE    OF CAPITAL GROWTH
                                 AND       REORGANIZATION        FUND AFTER
                                CLASS                          REORGANIZATION
--------------------------------------------------------------------------------
GROWTH FUND
--------------------------------------------------------------------------------
    Kenneburt & Company
       P.O. Box 11426          Record         18.3184%             0.2903%
         CSTDY Unit
    Birmingham, AL 35202
                               (Trust
                               Shares)
--------------------------------------------------------------------------------
    Kenneburt & Company
      P. O. Box 11426          Record         72.6728%             1.1518%
         CSTDY UNIT
    Birmingham, AL 35202
                               (Trust
                               Shares)
--------------------------------------------------------------------------------
    Kenneburt & Company
      P. O. Box 11426          Record          8.8622%             0.1405%
         CSTDY UNIT
    Birmingham, AL 35202
                               (Trust
                               Shares)
--------------------------------------------------------------------------------
CAPITAL GROWTH FUND
--------------------------------------------------------------------------------
   BISYS BD Services Inc.
       NFSC FMTC IRA           Record         10.3900%             8.6401%
    16 Coach Circle Road
     Concord, CA 94524
                              (Class A
                               Shares)
--------------------------------------------------------------------------------
      Kenneburt & Co.
       P.O.Box 11426           Record          5.0645%             4.2115%
     Proprietary Funds
    Birmingham, AL 35202
                              (Class A
                               Shares)
--------------------------------------------------------------------------------
 AMVESCAP National Trst Co.
        AGN AmSouth            Record         38.5096%            32.0236%
  Invesco Ret. Inc. Agent
    AMSouth Bank Trustee
 FBO AmSouth Bancorporaton    (Class A
        Thrift Plan            Shares)
       P.O. Box 4054
     Concord, CA 94524
--------------------------------------------------------------------------------
    Kenneburt & Company
      P. O. Box 11426          Record         16.6948%            16.4302%
         CSTDY Unit
    Birmingham, AL 35202
                               (Trust
                               Shares)
--------------------------------------------------------------------------------
    Kenneburt & Company
      P. O. Box 11426          Record         16.9930%            16.7237%
         CSTDY Unit
    Birmingham, AL 35202
                               (Trust
                               Shares)
--------------------------------------------------------------------------------
    Kenneburt & Company
      P. O. Box 11426          Record         24.7446%            24.3524%
         CSTDY Unit
    Birmingham, AL 35202
                               (Trust
                               Shares)
--------------------------------------------------------------------------------
    Kenneburt & Company
      P. O. Box 11426          Record         18.4254%            18.1334%
         CSTDY Unit
    Birmingham, AL 35202
                               (Trust
                               Shares)
--------------------------------------------------------------------------------
    Kenneburt & Company
     FEE'D Reinvestment        Record         10.5703%            10.4028%
      P. O. Box 114226
    Birmingham, AL 35202
                               (Trust
                               Shares)
--------------------------------------------------------------------------------

REQUIRED VOTE

      Approval of the Transaction requires the affirmative vote of a majority of all Shares voted on the Transaction. A shareholder of the Growth Fund objecting to the proposed Transaction is not entitled under either Massachusetts law or AmSouth Funds' Declaration of Trust to demand payment for and an appraisal of his or her particular Growth Fund Shares if the Transaction is consummated over his or her objection. However, Shares of the Growth Fund are redeemable for cash at their NAV on Business Days.

      The Growth Fund has been advised by AmSouth Bank that the Shares over which AmSouth Bank has discretionary voting power will be voted in accordance with instructions received from the beneficial owners of the Shares. AmSouth Bank or its delegate will vote Shares for which no instructions are received, and Shares for which instructions can not be obtained, in the same proportion as to which votes are cast by Growth Fund shareholders.

      In the event that this proposal is not approved by shareholders of the Growth Fund, the Growth Fund will continue to be managed in accordance with its current investment objectives and policies, and the Trustees may consider alternatives in the best interests of the shareholders. However, if approval of the Plan is obtained, the reorganization of the Growth Fund will be consummated.

      AmSouth Funds' Trustees know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of persons named in the enclosed form of proxy.

      THE BOARD OF TRUSTEES OF AMSOUTH FUNDS, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND APPROVAL OF THE PLAN OF REORGANIZATION

                                                                     APPENDIX A


                 FORM OF PLAN OF REORGANIZATION AND TERMINATION

      THIS PLAN OF REORGANIZATION AND TERMINATION ("Plan"), effective as of __________, 2002, is adopted by AmSouth Funds, a Massachusetts business trust ("Trust"), on behalf of AmSouth Capital Growth Fund ("Acquiring Fund") and AmSouth Growth Fund ("Target"), each a segregated portfolio of assets ("series") thereof. Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds."

      Trust wishes to effect a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"), and intends this Plan to be, and adopts it as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("Regulations"). The reorganization will involve the transfer of Target's assets to Acquiring Fund in exchange solely for voting shares of beneficial interest in Acquiring Fund ("Acquiring Fund Shares") and Acquiring Fund's assumption of Target's liabilities, followed by the constructive distribution of those shares PRO RATA to the holders of shares of beneficial interest in Target ("Target Shares") in exchange therefor, all on the terms and conditions set forth herein. The foregoing transactions are referred to herein collectively as the "Reorganization."

      The Target Shares are divided into three classes, designated Class A, Class B, and Trust Shares ("Class A Target Shares," "Class B Target Shares," and "Trust Class Target Shares," respectively). The Acquiring Fund Shares also are divided into three classes, also designated Class A, Class B, and Trust Shares ("Class A Acquiring Fund Shares," "Class B Acquiring Fund Shares," and "Trust Class Acquiring Fund Shares," respectively). Each class of Acquiring Fund Shares is substantially similar to the corresponding class of Target Shares, I.E., the Funds' Class A, Class B, and Trust Class Shares correspond to each other.

1.    PLAN OF REORGANIZATION AND TERMINATION
      --------------------------------------

      1.1. At the Closing (as defined in paragraph 3.1), Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. In exchange therefor, Acquiring Fund shall -

            (a) issue and deliver to Target the number of full and fractional (rounded to the third decimal place) (i) Class A Acquiring Fund Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) ("Target Value") attributable to the Class A Target Shares by the net asset value ("NAV") of a Class A Acquiring Fund Share (computed as set forth in paragraph 2.2), (ii) Class B Acquiring Fund Shares determined by dividing the Target Value attributable to the Class B Target Shares by the NAV of a Class B Acquiring Fund Share (as so computed), and (iii) Trust Class Acquiring Fund Shares determined by dividing the Target Value attributable to the Trust Class Target Shares by the

                  NAV of a Trust Class Acquiring Fund Share (as so computed), and

            (b) assume all of Target's liabilities described in paragraph 1.3 ("Liabilities").

      1.2. The Assets shall include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

      1.3. The Liabilities shall include all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Plan. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

      1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for the current taxable year through the Effective Time.

      1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it received pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. That distribution shall be accomplished by Trust's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring those Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder, by class (i.e., the account for a Shareholder of Class A Target Shares shall be credited with the respective PRO RATA number of Class A Acquiring Fund Shares due that Shareholder, the account for a Shareholder of Class B Target Shares shall be credited with the respective PRO RATA number of Class B Acquiring Fund Shares due that Shareholder, and the account for a Shareholder of Trust Class Target Shares shall be credited with the respective PRO RATA number of Trust Class Acquiring Fund Shares due that Shareholder). All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

      1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of Trust and any further actions shall be taken in connection therewith as required by applicable law.

      1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

      1.8. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom those Acquiring Fund Shares are to be issued, as a condition of that transfer.

2.    VALUATION
      ---------

      2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in its then-current prospectus and statement of additional information ("P/SAI"), less (b) the amount of the Liabilities as of the Valuation Time.

      2.2. For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Fund Shares shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current P/SAI.

      2.3.  All computations pursuant to paragraphs 2.1 and 2.2 shall be made by
or  under  the  direction  of  AmSouth  Investment   Management   Company,   LLC
("Advisor").

3.    CLOSING AND EFFECTIVE TIME
      --------------------------

      3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at Trust's principal office on or about June 14, 2002, or at such other place and/or on such other date Trust determines. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time Trust determines ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of Target's net value and/or the NAV per share of each class of Acquiring Fund Shares is impracticable, the Effective Time shall be postponed until the first business day after the day when that trading has been fully resumed and that reporting has been restored.

      3.2. Trust's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information
(including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately after the Closing, does or will conform to that information on Target's books immediately before the Closing. Trust's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Trust's transfer agent shall deliver at the Closing a certificate as to the opening of accounts in the Shareholders' names on Acquiring Fund's share transfer books and a confirmation, or other evidence satisfactory to Trust, that the Acquiring Fund Shares to be credited to Target at the Effective Time have been credited to Target's account on Acquiring Fund's books.

4.    CONDITIONS PRECEDENT
      --------------------

      4.1. Trust's obligation to implement this Plan on Acquiring Fund's behalf shall be subject to satisfaction of the following conditions at or before the Effective Time:

            4.1.1   Target is a duly established and designated series of Trust;

            4.1.2. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code); and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

            4.1.3. Target's current P/SAI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended ("1940 Act"), and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            4.1.4. Target is not in violation of, and the adoption of this Plan and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of Trust's Amended and Restated Declaration of Trust ("Declaration of Trust") or By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound;

            4.1.5. All material contracts and other commitments of or applicable to Target (other than this Plan and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

            4.1.6. No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Trust's knowledge) threatened against Trust with respect to Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; and Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

            4.1.7. Target incurred the Liabilities in the ordinary course of its business;

            4.1.8. Target is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for that qualification for its current taxable year; the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

            4.1.9. Target is not under the jurisdiction of a court in a "title 11 or similar case" (within the meaning of section 368(a)(3)(A) of the Code);

            4.1.10. During the five-year  period  ending at the Effective  Time,
      (a) neither Target nor any person "related" (as defined in section 1.368-1(e)(3) of the Regulations) to Target will have acquired Target Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to Target Shares, other than normal, regular dividend distributions made pursuant to Target's historic dividend-paying practice that qualify for the deduction for dividends paid (as defined in section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

            4.1.11. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers; and

            4.1.12. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended July 31, 2001, have been timely filed and all taxes payable pursuant to those returns have been timely paid.

      4.2. Trust's obligation to implement this Plan on Target's behalf shall be subject to satisfaction of the following conditions at or before the Effective Time:

            4.2.1. Acquiring Fund is a duly established and designated series of Trust;

            4.2.2. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

            4.2.3. The Acquiring Fund Shares to be issued and delivered to Target hereunder will have been duly authorized at the Effective Time and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

            4.2.4. Acquiring Fund's current P/SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            4.2.5. Acquiring Fund is not in violation of, and the adoption of this Plan and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of the Declaration of Trust or Trust's By-Laws or of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound;

            4.2.6. No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Trust's knowledge) threatened against Trust with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

            4.2.7. Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; it intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

            4.2.8. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to Acquiring Fund, have any plan or intention to acquire - during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person
       - with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

            4.2.9. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Target's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; in addition, Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC;

            4.2.10. There is no plan or intention for Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

            4.2.11. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of Target;

            4.2.12. During the five-year period ending at the Effective Time, neither Acquiring Fund nor any person "related" (as defined in section 1.368-1(e)(3) of the Regulations) to Acquiring Fund will have acquired Target Shares with consideration other than Acquiring Fund Shares;

            4.2.13. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers; and

            4.2.14. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended July 31, 2001, have been timely filed and all taxes payable pursuant to such returns have been timely paid.

      4.3. Trust's obligation to implement this Plan on each Fund's behalf shall be subject to satisfaction of the following conditions at or before the Effective Time:

            4.3.1. Trust is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares, that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; a copy of the Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts; Trust is duly registered as an open-end management investment company under the 1940 Act, and that registration is in full force and effect; and before January 1, 1997, Trust "claimed" classification for federal tax purposes as an association taxable as a corporation, and it has never elected otherwise;

            4.3.2. The fair market value of the Acquiring Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor;

            4.3.3. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person "related" (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

            4.3.4. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

            4.3.5. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

            4.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

            4.3.7. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization. For the purposes of the foregoing, any amounts Target used to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as assets held thereby immediately before the Reorganization;

            4.3.8. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares that Shareholder held; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

            4.3.9. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" (within the meaning of section 304(c) of the Code) of Acquiring Fund;

            4.3.10. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses");

            4.3.11. The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 4.1.10, 4.2.8, and 4.2.12 will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Target at the Effective Time;

            4.3.12. Trust has called a special meeting of Target's shareholders ("Meeting") to consider and act on this Plan and to take all other action necessary to obtain their approval, to the extent same is required, of the transactions contemplated herein.

            4.3.13. This Plan has been duly authorized by all necessary action on the part of Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to Target's shareholders' approval in accordance with the Declaration of Trust and Trust's By-Laws and applicable law, this Plan constitutes a valid and legally binding obligation of each Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

            4.3.14. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for Trust's adoption of this Plan, except for (a) the filing with the Securities and Exchange

       Commission ("SEC") of a registration statement by Trust on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus and proxy statement ("Prospectus/Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

            4.3.15. On the effective date of the Registration Statement, at the time of the Meeting, and at the Effective Time, the Prospectus/Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            4.3.16. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund;

            4.3.17. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby; and

            4.3.18. Trust shall have received an opinion of Kirkpatrick & Lockhart LLP ("Counsel"), addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, may treat them as representations and warranties Trust made to Counsel, and may rely as to factual matters, exclusively and without independent verification, on such representations and warranties. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

            (a) Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares PRO RATA to the Shareholders constructively in exchange for their Target Shares, will qualify as a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

            (b) Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

            (c) Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

            (d) Acquiring Fund's basis in the Assets will be the same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

            (e) A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

            (f) A Shareholder's aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided the Shareholder held them as capital assets at the Effective Time.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

5.    TERMINATION AND AMENDMENT OF PLAN
      ---------------------------------

      5.1. Trust's trustees may terminate this Plan and abandon the Reorganization at any time before the Effective Time if circumstances develop that, in their judgment, make proceeding with the Reorganization inadvisable for either Fund.

      5.2. Trust's trustees may amend, modify, or supplement this Plan at any time in any manner, notwithstanding Target's shareholders' approval thereof; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.

6.    MISCELLANEOUS
      -------------

      6.1. This Plan shall be construed and interpreted in accordance with the internal laws of the Commonwealth of Massachusetts; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

      6.2.  The Advisor will bear all the Reorganization Expenses.

      6.3. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Funds and their respective successors and assigns any rights or remedies under or by reason of this Plan.

      6.4. Notice is hereby given that this instrument is adopted on behalf of Trust's trustees solely in their capacities as trustees, and not individually, and that Trust's obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders or any series of Trust other than the Funds but are only binding on and enforceable against the respective Funds' property. Each Fund, in asserting any rights or claims under this Plan, shall look only to the other Fund's property in settlement of such rights or claims and not to such trustees, officers, or shareholders.

                                                                    APPENDIX B-1


                   MANAGEMENT DISCUSSION OF FUNDS' PERFORMANCE

The following information was provided by the Annual Report to Shareholders of AmSouth Funds ("Annual Report") for the period ended July 31, 2001. The Management Discussion of Performance included in the Annual Report is as follows:

AMSOUTH GROWTH FUND

PORTFOLIO MANAGER

Dennis A. Johnson, CFA
President and Chief Investment Officer,
Peachtree Asset Management (sub-advisor)

Dennis has a B.S. in economics and an M.S. in finance. His 20 years of investment experience are backed by an investment team with an average of 11 years of experience.

PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Growth Fund uses a well defined and rigorously proven investment process to select domestic large capitalization growth stocks. We buy companies we feel can sustain above average growth in operating earnings per share. We sell a stock when we feel it is overvalued or when it experiences sustained deterioration in its earnings or fundamentals."

Q&A

Q.    HOW DID THE FUND PERFORM DURING THE PERIOD?

A. For the 12 months ended July 31, 2001, the Fund produced a total return of -32.44% (Class A Shares at NAV). In comparison, the S&P 500 Index produced a -14.32% return.

Q.    WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. The past year was difficult for the market in general, and especially tough on growth stocks. The Fund's performance was hurt by three sectors in particular: consumer cyclicals, financials, and technology. Each area had a significant, negative impact on our portfolio, which offset the success we enjoyed from our health-care, utility and consumer staples holdings.

We are, however, long-term investors with investment horizons that stretch out three to five years, and longer. With this in mind, we have viewed selected declines in the market as excellent buying opportunities; we continue to seek out attractive companies in industries that have been beaten down in recent months. Specifically, we think technology continues to be an area that remains high on our list. We are positioning the technology portion of the portfolio to capitalize on what we anticipate to be the next move.

It is also important to point out that our investments in technology, as well as in other sectors, are extremely diversified. We have exposure to semiconductor, software, network and Internet-related companies. The same broad diversification is evident in our financial holdings, which include brokerage companies, regional banks, money center banks and credit card companies.

As of July 31, 2001, the Fund's top five holdings were MBNA Corp. (3.30% of net assets), Boeing Co. (3.23%), AOL-Time Warner, Inc. (3.20%), Capital One Financial Corp. (3.10%), and Lehman Brothers Holdings, Inc., (2.65%).++

Q.    WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A. Going forward, we believe the market will do better than it did over the last 12 months. Obviously, there is a great deal of pessimism among many investors related to the economic environment and corporate profits; these concerns are no surprise to anyone, in light of the Fed's tightening throughout 2000. However, at some point in the near future, we will look back at this particular juncture and realize that circumstances were not as dire as stock prices are suggesting. We anticipate that the economic backdrop should improve; and the liquidity that is being provided by the Fed could help the domestic economy. This should be positive for stocks in general, and we believe that the areas of the market on which we are focusing have the opportunity to do well.






-----------------------

++The Fund's portfolio composition is subject to change.

                                                             AMSOUTH GROWTH FUND

                          VALUE OF A $10,000 INVESTMENT

                 AmSouth          AmSouth           AmSouth
               Growth Fund      Growth Fund       Growth Fund       S&P 500
    Date    (CLASS A Shares)* (CLASS B Shares)** (Trust Shares)   Stock Index
    ----    ----------------- ------------------ --------------   -----------

  8/3/1997      $ 9,452           $ 10,000        $ 10,000         $ 10,000
 8/31/1997        9,026              9,540           9,550            9,440
 9/30/1997        9,499             10,040          10,050            9,957
10/31/1997        9,093              9,600           9,620            9,624
11/30/1997        9,338              9,860           9,890           10,070
12/31/1997        9,546             10,070          10,110           10,242
 1/31/1998        9,584             10,110          10,150           10,356
 2/28/1998       10,425             10,980          11,040           11,103
 3/31/1998       10,888             11,470          11,540           11,671
 4/30/1998       10,851             11,420          11,500           11,789
 5/31/1998       10,595             11,140          11,230           11,586
 6/30/1998       11,115             11,690          11,790           12,057
 7/31/1998       10,983             11,540          11,650           11,928
 8/31/1998        8,885              9,330           9,430           10,206
 9/30/1998        9,820             10,300          10,410           10,857
10/31/1998       10,709             11,230          11,360           11,741
11/30/1998       11,399             11,950          12,100           12,453
12/31/1998       12,802             13,404          13,594           13,170
 1/31/1999       13,497             14,120          14,330           13,720
 2/28/1999       12,678             13,263          13,463           13,294
 3/31/1999       13,135             13,727          13,947           13,826
 4/30/1999       13,040             13,626          13,856           14,361
 5/31/1999       12,525             13,071          13,302           14,022
 6/30/1999       13,754             14,351          14,622           14,800
 7/31/1999       13,373             13,958          14,219           14,338
 8/31/1999       13,249             13,827          14,098           14,267
 9/30/1999       13,116             13,676          13,957           13,876
10/31/1999       14,240             14,845          15,156           14,754
11/30/1999       14,640             15,248          15,579           15,057
12/31/1999       15,162             15,780          16,131           15,941
 1/31/2000       14,500             15,079          15,431           15,140
 2/29/2000       15,132             15,728          16,110           14,853
 3/31/2000       16,604             17,244          17,677           16,306
 4/30/2000       16,120             16,742          17,176           15,816
 5/31/2000       14,944             15,508          15,922           15,491
 6/30/2000       15,270             15,832          16,267           15,873
 7/31/2000       14,747             15,278          15,713           15,625
 8/31/2000       16,149             16,721          17,207           16,596
 9/30/2000       15,201             15,728          16,204           15,719
10/31/2000       15,043             15,561          16,037           15,653
11/30/2000       12,396             12,810          13,206           14,419
12/31/2000       12,320             12,731          13,150           14,489
 1/31/2001       13,030             13,149          13,899           15,004
 2/28/2001       10,761             11,109          11,491           13,637
 3/31/2001        9,481              9,785          10,127           12,773
 4/30/2001       10,926             11,258          11,665           13,765
 5/31/2001       10,584             10,893          11,290           13,857
 6/30/2001       10,571             10,879          11,277           13,520
 7/31/2001        9,962             10,017          10,635           13,388

                           AVERAGE ANNUAL TOTAL RETURN

As of               Inception     1               Since
July 31, 2001       Date          Year            Inception
Class A Shares*     8/3/97        -36.16%        -0.09%
Class B Shares**    9/3/97(1)     -35.54%         0.04%
Trust Shares        9/2/97(1)     -32.32%         1.56%

*  Reflects maximum 5.50% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).


  THE CHART ABOVE REPRESENTS A COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT FROM 8/3/97 TO 7/31/01 IN THE INDICATED SHARE CLASS, VERSUS A SIMILAR INVESTMENT IN THE FUND'S BENCHMARK, AND REPRESENTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS IN THE FUND.

  THE PERFORMANCE OF THE AMSOUTH GROWTH FUND IS MEASURED AGAINST THE S&P 500 STOCK INDEX, AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT FEES. THE FUND'S PERFORMANCE DOES REFLECT THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN ITS UNDERLYING SECURITIES. DURING THE PERIOD SHOWN, THE ADVISOR WAIVED AND/OR REIMBURSED FEES FOR VARIOUS EXPENSES. HAD THESE WAIVERS AND/OR REIMBURSEMENTS NOT BEEN IN EFFECT, PERFORMANCE QUOTED WOULD HAVE BEEN LOWER.

  1 PERFORMANCE FOR THE CLASS B AND TRUST SHARES, WHICH COMMENCED OPERATIONS ON 9/3/97 AND 9/2/97, RESPECTIVELY, ARE BASED ON THE HISTORICAL PERFORMANCE OF THE CLASS A SHARES (WITHOUT SALES CHARGE) PRIOR TO THAT DATE. THE HISTORICAL PERFORMANCE FOR THE CLASS B SHARES HAS BEEN ADJUSTED TO REFLECT THE HIGHER 12B-1 FEES AND THE CONTINGENT DEFERRED SALES CHARGE (CDSC).

  EFFECTIVE 12/1/99, THE CLASSIC AND PREMIER SHARES WERE RENAMED CLASS A AND TRUST SHARES, RESPECTIVELY.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

AMSOUTH CAPITAL GROWTH FUND

PORTFOLIO MANAGER

Charles E. Winger, Sr., CFA
Senior Vice President
AmSouth Bank
AmSouth Investment Management Company, LLC

Charley has more than 30 years of investment management experience. He earned a Chartered Financial Analyst designation and holds his M.B.A. and a B.A. in psychology from the University of Tennessee.

PORTFOLIO MANAGER'S PERSPECTIVE

"As a growth-oriented fund, the Capital Growth Fund focuses on industry leaders with high earnings per share. We generally look for annual earnings growth of 15% or higher. After identifying strong themes, such as technology or health care, we select companies that have financial strength, good return on equity, reasonable debt-to-equity ratios and strong revenue growth. We apply sell discipline through price targets and downside alerts."

Q&A

Q.    HOW DID THE FUND PERFORM DURING THE PERIOD?

A. For the 12 months ended July 31, 2001, the Fund's total return was -21.27% (Class A Shares at NAV). In comparison, the S&P 500 Stock Index produced a -14.32% return, and the Lipper Growth Funds Index returned -22.92%.+

Q.    WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. Several factors affected our performance: On one side was the disaster in technology and telecommunication stocks, and on the other side, most sectors - apart from technology and telecommunications - produced a modestly positive return. Not surprisingly, what hurt the Fund was our weighting in technology. At the end of the period, we were overweighted in technology; this reflected our growth style of investing and our belief that select technology issues offer attractive, long-term potential.

On the positive side, the Fund profited from overweightings in the health-care, capital industrials and consumer discretionary (specialty retail) names. Those three areas did well for us during the period.


-------------------------

+The Lipper Growth Funds Index consists of managed mutual funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

As of July 31, 2001, the Fund's top five holdings were Pfizer, Inc. (2.90% of net assets), Forest Laboratories, Inc. (2.88%), Cardinal Health, Inc. (2.81%), Citigroup, Inc. (2.68%) and Stryker Corp. (2.65%).++

Q.    WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A. We are optimistic. The conditions we see in the stock market today are completely opposite to what we had twelve months ago. First, instead of higher interest rates in our faces, we have significantly lower rates, which should stimulate the economy and lead to higher stock prices. Second, a year ago, a tax cut was only a possibility, and now we have it. And third, energy prices are much lower than they were in the summer of 2000; the reduction in energy prices is like putting money in the consumer's pocket.

The weakness in the economy has been confined pretty much to the manufacturing sector, specifically technology. The consumer has been holding up well, continuing to spend. We believe consumer spending will remain strong, particularly with the tax cut proceeds now available for spending. By year-end, we expect to see firm evidence of an economic recovery, though the technology sector might take another six months to get back on track.






------------------------
++The Fund's portfolio composition is subject to change.

                                                     AMSOUTH CAPITAL GROWTH FUND

                          VALUE OF A $10,000 INVESTMENT

                   AmSouth                              AmSouth
                   Capital Growth    AmSouth            Capital
                   Fund              Capital Growth     Growth Fund
                                     Fund
                                                                      S&P 500
      Date       (Class A Shares)*  (Class B Shares) (Trust Shares) Stock Index
      ----       -----------------  ---------------- -------------- -----------

   7/31/1991         $ 9,447          $ 10,000          $10,000     $10,000
   8/31/1991           9,652            10,218           10,217      10,235
   9/30/1991           9,352             9,891            9,900      10,067
  10/31/1991           9,558            10,091           10,117      10,202
  11/30/1991           9,226             9,746            9,766       9,790
  12/31/1991          10,221            10,780           10,819      10,909
   1/31/1992           9,953            10,490           10,535      10,706
   2/29/1992          10,000            10,526           10,585      10,843
   3/31/1992           9,795            10,309           10,368      10,630
   4/30/1992           9,858            10,363           10,435      10,940
   5/31/1992           9,921            10,417           10,502      10,999
   6/30/1992           9,526            10,000           10,084      10,839
   7/31/1992           9,810            10,290           10,385      11,276
   8/31/1992           9,652            10,109           10,217      11,048
   9/30/1992           9,968            10,436           10,552      11,176
  10/31/1992          10,190            10,653           10,786      11,216
  11/30/1992          10,616            11,089           11,237      11,594
  12/31/1992          10,885            11,361           11,522      11,746
   1/31/1993          11,074            11,561           11,722      11,831
   2/28/1993          11,011            11,488           11,656      11,991
   3/31/1993          11,327            11,797           11,990      12,249
   4/30/1993          10,821            11,270           11,455      11,949
   5/31/1993          11,027            11,470           11,672      12,271
   6/30/1993          10,964            11,397           11,605      12,312
   7/31/1993          11,011            11,434           11,656      12,254
   8/31/1993          11,248            11,670           11,906      12,721
   9/30/1993          11,311            11,724           11,973      12,627
  10/31/1993          11,185            11,579           11,839      12,883
  11/30/1993          11,090            11,470           11,739      12,762
  12/31/1993          11,264            11,652           11,923      12,919
   1/31/1994          11,706            12,087           12,391      13,352
   2/28/1994          11,548            11,924           12,224      12,991
   3/31/1994          11,058            11,397           11,706      12,426
   4/30/1994          10,979            11,307           11,622      12,588
   5/31/1994          11,043            11,361           11,689      12,793
   6/30/1994          10,695            10,998           11,321      12,477
   7/31/1994          10,964            11,270           11,605      12,890
   8/31/1994          11,469            11,779           12,140      13,414
   9/30/1994          11,248            11,543           11,906      13,091
  10/31/1994          11,374            11,670           12,040      13,391
  11/30/1994          10,995            11,270           11,639      12,900
  12/31/1994          11,216            11,488           11,873      13,088
   1/31/1995          11,517            11,779           12,191      13,428
   2/28/1995          11,959            12,214           12,659      13,949
   3/31/1995          12,243            12,505           12,960      14,362
   4/30/1995          12,227            12,468           12,943      14,780
   5/31/1995          12,670            12,922           13,411      15,364
   6/30/1995          12,844            13,085           13,595      15,725
   7/31/1995          13,491            13,739           14,281      16,248

                   AmSouth                              AmSouth
                   Capital Growth    AmSouth            Capital
                   Fund              Capital Growth     Growth Fund
                                     Fund
                                                                      S&P 500
      Date       (Class A Shares)*  (Class B Shares) (Trust Shares) Stock Index
      ----       -----------------  ---------------- -------------- -----------

   8/31/1995          13,365            13,593           14,147      16,292
   9/30/1995          13,870            14,102           14,682      16,975
  10/31/1995          13,776            13,993           14,582      16,916
  11/30/1995          14,534            14,737           15,385      17,660
  12/31/1995          14,629            14,828           15,485      17,987
   1/31/1996          15,197            15,390           16,087      18,605
   2/29/1996          15,577            15,771           16,488      18,784
   3/31/1996          15,798            15,971           16,722      18,964
   4/30/1996          16,224            16,388           17,174      19,243
   5/31/1996          16,509            16,661           17,475      19,739
   6/30/1996          16,493            16,642           17,458      19,820
   7/31/1996          15,482            15,608           16,388      18,938
   8/31/1996          15,782            15,898           16,706      19,340
   9/30/1996          16,651            16,751           17,625      20,427
  10/31/1996          17,362            17,459           18,378      20,987
  11/30/1996          18,389            18,475           19,465      22,579
  12/31/1996          17,883            17,949           18,930      22,137
   1/31/1997          18,847            18,893           19,950      23,512
   2/28/1997          18,562            18,603           19,649      23,702
   3/31/1997          17,705            17,731           18,742      22,716
   4/30/1997          18,828            18,838           19,930      24,072
   5/31/1997          19,998            19,982           21,168      25,550
   6/30/1997          20,782            20,762           21,998      26,690
   7/31/1997          22,570            22,523           23,891      28,809
   8/31/1997          21,447            21,379           22,702      27,207
   9/30/1997          22,575            22,486           23,897      28,697
  10/31/1997          22,084            21,978           23,377      27,739
  11/30/1997          22,734            22,613           24,064      29,023
  12/31/1997          23,389            23,249           24,547      29,522
   1/31/1998          23,517            23,358           24,683      29,850
   2/28/1998          25,363            24,936           26,637      32,003
   3/31/1998          26,550            26,098           27,899      33,642
   4/30/1998          26,459            25,989           27,802      33,980
   5/31/1998          25,418            24,955           26,719      33,396
   6/30/1998          26,715            26,207           28,079      34,752
   7/31/1998          26,952            26,407           28,330      34,382
   8/31/1998          23,371            22,886           24,576      29,411
   9/30/1998          25,186            24,652           26,500      31,295
  10/31/1998          26,559            25,979           27,934      33,841
  11/30/1998          27,840            27,215           29,291      35,892
  12/31/1998          30,887            30,162           32,502      37,960
   1/31/1999          32,453            31,701           34,163      39,548
   2/28/1999          31,583            30,834           33,240      38,318
   3/31/1999          32,496            31,701           34,209      39,852
   4/30/1999          32,279            31,462           34,001      41,395
   5/31/1999          31,126            30,335           32,802      40,418
   6/30/1999          33,540            32,676           35,339      42,661
   7/31/1999          32,931            32,069           34,693      41,329
   8/31/1999          32,431            31,571           34,186      41,124
   9/30/1999          31,806            30,948           33,547      39,997
  10/31/1999          33,271            32,342           35,077      42,528

                   AmSouth                              AmSouth
                   Capital Growth    AmSouth            Capital
                   Fund              Capital Growth     Growth Fund
                                     Fund
                                                                      S&P 500
      Date       (Class A Shares)*  (Class B Shares) (Trust Shares) Stock Index
      ----       -----------------  ---------------- -------------- -----------

  11/30/1999          34,581            33,603           36,466      43,393
  12/31/1999          37,637            36,530           39,681      45,959
   1/31/2000          36,275            35,193           38,263      43,640
   2/29/2000          36,248            35,167           38,263      42,814
   3/31/2000          39,863            38,654           42,078      47,003
   4/30/2000          38,841            37,658           41,021      45,588
   5/31/2000          37,768            36,583           39,881      44,653
   6/30/2000          39,287            38,025           41,466      45,754
   7/31/2000          39,208            37,920           41,410      45,038
   8/31/2000          41,661            40,298           44,015      47,836
   9/30/2000          41,096            39,731           43,444      45,311
  10/31/2000          40,800            39,407           43,101      45,119
  11/30/2000          38,243            36,926           40,443      41,562
  12/31/2000          37,378            36,058           39,524      41,765
   1/31/2001          37,406            36,087           39,554      43,247
   2/28/2001          33,285            32,090           35,206      39,303
   3/31/2001          29,476            28,407           31,190      36,814
   4/30/2001          32,574            31,376           34,451      39,674
   5/31/2001          32,603            31,376           34,481      39,940
   6/30/2001          31,693            30,491           33,545      38,968
   7/31/2001          30,869            29,663           32,670      38,585

The Class B contingent deferred sales charge (CDSC) is not included in the above graph, since the performance is for more than six years and the CDSC would no longer apply.

                           AVERAGE ANNUAL TOTAL RETURN

As of July 31,      Inception     1               5             10
2001                Date          Year            Years         Years
Class A Shares*     4/1/96(1)     -25.59%         13.51%        11.93%
Class B Shares**    2/5/98(2)     -25.37%         13.46%        11.49%
Trust Shares        2/5/98(2)     -21.11%         14.80%        12.57%

*  Reflects maximum 5.50% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).


  THE CHART ABOVE REPRESENTS A COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT FROM 7/31/91 TO 7/31/01 IN THE INDICATED SHARE CLASS VERSUS A SIMILAR INVESTMENT IN THE FUND'S BENCHMARK, AND REPRESENTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS IN THE FUND.

  PERFORMANCE OF THE AMSOUTH CAPITAL GROWTH FUND IS MEASURED AGAINST THE S&P 500 STOCK INDEX, AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE. THE INDEX DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT FEES. THE FUND'S PERFORMANCE DOES REFLECT THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN ITS UNDERLYING SECURITIES. DURING THE PERIOD SHOWN, THE ADVISOR WAIVED AND/OR REIMBURSED FEES FOR VARIOUS EXPENSES. HAD THESE WAIVERS AND/OR REIMBURSEMENTS NOT BEEN IN EFFECT, PERFORMANCE QUOTED WOULD HAVE BEEN LOWER.

  THE QUOTED RETURNS REFLECT THE PERFORMANCE FROM 4/1/96 TO 3/12/00 OF THE ISG CAPITAL GROWTH FUND, AN OPEN-END INVESTMENT COMPANY THAT WAS THE PREDECESSOR FUND TO THE AMSOUTH CAPITAL GROWTH FUND.

  1 THE ISG CAPITAL GROWTH FUND COMMENCED OPERATIONS ON 4/1/96, THROUGH A TRANSFER OF ASSETS FROM CERTAIN COLLECTIVE TRUST FUND ("COMMINGLED") ACCOUNTS MANAGED BY FIRST AMERICAN NATIONAL BANK, USING SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND METHODOLOGIES AS THE FUND. THE QUOTED PERFORMANCE OF THE FUND INCLUDES PERFORMANCE OF THE COMMINGLED ACCOUNTS FOR PERIODS DATING BACK TO 7/31/91, AND PRIOR TO THE MUTUAL FUND'S COMMENCEMENT OF OPERATIONS, AS ADJUSTED TO REFLECT THE EXPENSES ASSOCIATED WITH THE FUND. THE COMMINGLED ACCOUNTS WERE NOT REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND, THEREFORE, WERE NOT SUBJECT TO THE INVESTMENT RESTRICTIONS IMPOSED BY LAW ON REGISTERED MUTUAL FUNDS. IF THE COMMINGLED ACCOUNTS HAD BEEN REGISTERED, THE COMMINGLED ACCOUNTS' PERFORMANCE MAY HAVE BEEN ADVERSELY AFFECTED.

  2 PERFORMANCE FOR THE CLASS B AND TRUST SHARES, WHICH COMMENCED OPERATIONS ON 2/5/98 AND 10/3/97, RESPECTIVELY, ARE BASED ON THE HISTORICAL PERFORMANCE OF THE CLASS A SHARES (WITHOUT SALES CHARGE) PRIOR TO THAT DATE. THE HISTORICAL PERFORMANCE FOR THE CLASS B SHARES HAS BEEN ADJUSTED TO REFLECT THE HIGHER 12B-1 FEES AND THE CONTINGENT DEFERRED SALES CHARGE (CDSC).


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

                                                                    APPENDIX B-2


                   MANAGEMENT DISCUSSION OF FUNDS' PERFORMANCE

      The following information was provided by the Semi-Annual Report to Shareholders of AmSouth Funds ("Semi-Annual Report") for the period ended January 31, 2002. The Management Discussion found in the Semi-Annual Report is as follows:


AMSOUTH GROWTH FUND


PORTFOLIO MANAGER

      Dennis A. Johnson, CFA
      President and Chief Investment Officer
      Peachtree Asset Management (sub-advisor)

      Dennis has a B.S. in economics and an M.S. in finance. His 20 years of investment experience are backed by an investment team with an average of nine years of experience.


PORTFOLIO MANAGER'S PERSPECTIVE

      "The AmSouth Growth Fund uses a well-defined and rigorously proven investment process to select domestic large-capitalization growth stocks. We buy companies we feel can sustain above-average growth in operating earnings per share. We sell a stock when we feel it is overvalued or when it experiences sustained deterioration in its earnings or fundamentals."

Q.    HOW DID THE FUND PERFORM DURING THE PERIOD?

A. For the six months ended January 31, 2002, the AmSouth Growth Fund produced a total return of -8.91% (Class A Shares at NAV).(1) In comparison, the S&P 500 Stock Index(2) produced a -6.01% return.


--------------------------
1 With the maximum sales charge of 5.50%, the Fund's six-month, 1 Year and Since Inception returns were -13.94%, -34.19% and -2.14%, respectively. The total returns less than one year are aggregate returns, total returns over one year are annualized.

2 The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services.

Q.    WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. Our main reason for underperforming our benchmark was due to a very difficult environment in the month of September. Going into September, the portfolio was positioned with above-average weighting in technology, financial and consumer cyclical stocks, and these sectors had a particularly rough time following the events of September 11. In turn, so did the Fund.

      While we had our highest sector weightings in technology, financials, and consumer cyclicals, we were also well diversified within those sectors. Two elements that all of the companies we own in these sectors have in common are a cyclical recovery taking place in their earnings and attractive stock valuations. While we are disappointed that our total return during the last six months was below our benchmarks, we have not abandoned those stocks that we believe offer the best opportunities for outperforming our benchmark.

      As of January 31, 2002, the Fund's top five holdings were South Trust Corp. (2.92% of net assets); Bank of America Corp. (2.75%); Intuit, Inc. (2.73%); Dial Corp. (2.71%); and General Motors Corp. (2.55%).*

Q.    WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A. Looking ahead, we believe the economy will continue to move toward a recovery, and generating higher growth than what is widely believed by any observers. We feel that this stronger-than-expected economic backdrop will create business trends that are constructive for corporate earnings. Therefore, if the greatest effect is on the earnings of cyclical companies, we feel the stocks in our portfolio should do particularly well.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.



--------------------------------------------------------------------------------
INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN ITS UNDERLYING FUNDS OR SECURITIES.

* The Fund's portfolio composition is subject to change.

AMSOUTH CAPITAL GROWTH FUND


PORTFOLIO MANAGER

      Charles E. Winger, Sr., CFA
      Senior Vice President
      AmSouth Bank
      AmSouth Investment Management Company, LLC


      Charley has more than 30 years of investment management experience. He earned a Chartered Financial Analyst designation and holds his M.B.A. and a B.A. in psychology from the University of Tennessee.


PORTFOLIO MANAGER'S PERSPECTIVE

      "As a growth-oriented fund, the Capital Growth Fund focuses on industry leaders with high earnings per share. We generally look for annual earnings growth of 15% or higher. After identifying strong themes, such as technology or health care, we select companies that have financial strength, good return on equity, reasonable debt-to-equity ratios and strong revenue growth. We apply sell discipline through price targets and downside alerts."

Q.    HOW DID THE FUND PERFORM DURING THE PERIOD?

A. For the six months ended January 31, 2002, the AmSouth Capital Growth Fund's total return was -5.16% (Class A Shares at NAV).1 In comparison, the Lipper Growth Fund Index2 produced a -7.99% return, and the S&P 500 Stock Index3 returned -6.01%.



-------------------------

1 With the maximum sales charge of 5.50%, the Fund's three-month, six-month, 1 Year, 5 Year and 10 year returns were 5.42%, -10.36%, -26.06%, 7.99% and
10.76%, respectively. The total returns less than one year are aggregate returns, total returns over one year are annualized.

2     The Lipper  Growth  Funds  Index  consists  of managed  mutual  funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

3 The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services.

INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX, ALTHOUGH THEY CAN INVEST IN ITS UNDERLYING FUNDS OR SECURITIES.

Q.    WHAT FACTORS AFFECTED YOUR PERFORMANCE?

A. We were satisfied with our performance for the six-month period, and especially with the Fund's 11.59% (Class A Shares at NAV)3 total return over the last three months.

      What helped us during the latter half of the period was the strong rally in the technology and retail sectors, both of which dramatically outperformed the overall market. We were substantially overweighted in both groups. We began the period with large technology and retail allocations because we felt confident that these areas would lead an economic recovery. In addition, American corporations had not upgraded their technology resources in quite some time and we felt that renewed capital spending in technology hardware and systems was imminent.

      Not surprisingly, of the Fund's top-10 winners for the period, five were in the technology sector and five were in the retail. These stocks included Emulex Corp. (0.59% of net assets); Network Appliance, Inc. (0.59%); L-3 Communications Holdings, Inc. (2.13%); Qlogic Corp. (0.70%), Staples, Inc. (0.44%); Lowe's Companies, Inc. (2.50%); and Chico's FAS, Inc. (1.72%).*

      Nevertheless, in January, we began taking profits in technology stocks, as it appeared to us that the sector was overvalued.

      As of January 31, 2002, the Fund's top five holdings were SYSCO Corp. (2.79% of net assets); Stryker Corp. (2.72%); Pfizer, Inc. (2.66%); Forest Laboratories, Inc. (2.65%); and Cardinal Health, Inc. (2.63%).*

Q.    WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A. Looking ahead, we are optimistic about the stock market. We believe the pullback in the market we have seen since the beginning of 2002 is due in large part to concern over accounting irregularities in Enron and other companies. The market is adjusting, downward, the price-to-earnings ratios of those companies with questionable accounting practices or balance sheets. However we do not anticipate a sharper correction in the broader market. We believe we are in an economic recovery and we feel the stock market will resume its positive advance in the second half of 2002.



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

----------------------

*       The Fund's portfolio composition is subject to change.

                                   APPENDIX C

                              FINANCIAL HIGHLIGHTS
                              --------------------

      The following information was provided by the AmSouth Funds Semi-Annual Report to Shareholders for the period ended January 31, 2002. The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the data from 2000-2001 has been audited by Ernst & Young LLP. The information for 1999 and prior years has been audited by other auditors. Ernst & Young LLP's report is incorporated by reference in the AmSouth Funds SAI. The information for the six months ended January 31, 2002 is unaudited.

A SHARES
Selected data for a share outstanding throughout the period indicated.

                                     Investment Activities                     Less Dividends from
                             --------------------------------------  --------------------------------------
                                              Net
                                           Realized
                                              and
                                          Unrealized                                   Net                      Net
                 Net Asset      Net          Gains                                   Realized                   Asset
                 Value,      Investment    (Losses)    Total From        Net        Gains from                  Value,
                 Beginning     Income        from      Investment     Investment    Investment    Total         End of     Total
                 of Period     (Loss)     Investments  Activities       Income     Transactions  Dividends      Period     Return
                 ---------     ------     -----------  ----------       ------     ------------  ---------      ------    ---------
GROWTH
FUND

Six Months
Ended
January 31,
2002 #            $  7.86       (0.03)       (0.67)     (0.70)           --          --           --           $  7.16      (8.91)%^

Year Ended
July 31, 2001 +    $14.93       (0.10)       (4.16)     (4.26)           --          (2.81)       (2.81)       $  7.86     (32.44)%

Year Ended
July 31, 2000      $14.04       (0.09)        1.53       1.44            --          (0.55)       (0.55)        $14.93      10.27%

Year Ended
July 31, 1999      $11.62       (0.06)        2.57       2.51            --          (0.09)       (0.09)        $14.04      21.76%

Period Ended
July 31, 1998
(a)(b)             $10.00       (0.03)        1.65       1.62            --          --           --            $11.62      16.20%^

CAPITAL GROWTH
FUND

Six Months
Ended
January 31,
2002 #             $10.86       (0.03)       (0.53)     (0.56)           --          --           --            $10.30      (5.16)%^

Year Ended
July 31, 2001 +    $14.97       (0.09)       (2.86)     (2.95)           --          (1.16)       (1.16)        $10.86     (21.27)%

Period Ended
July 31, 2000
(c)                $14.37       (0.04)        0.64       0.60            --          --           --            $14.97       4.18%^

Year Ended
December 31,
1999 +             $14.20       (0.04)        2.97       2.93            --          (2.76)       (2.76)        $14.37      21.85%

Year Ended
December 31,
1998               $12.80       (0.01)        3.89       3.88            --          (2.48)       (2.48)        $14.20      32.05%

Year Ended
December 31,
1997               $11.32        0.06         3.40       3.46            (0.06)      (1.92)       (1.98)        $12.80      30.79%



#           Unaudited
+           Net investment income (loss) is based on average shares outstanding during the period.
*           Portfolio  turnover is  calculated  on the basis of the fund as a whole  without  distinguishing  between the classes of shares issued.
^           Not annualized.
^^          Annualized.
(a)         Effective  September 2, 1997, the Fund's existing shares,  which were previously  unclassified,  were designated  either
            Class A Shares or Trust Shares. For reporting purposes,  past performance numbers (prior to September 2, 1997) are being reflected as Class A Shares.
(b)         For the period from August 3, 1997 (commencement of operations) through July 31, 1998.
(c)         For the period from January 1, 2000 through July 31, 2000. In conjunction with the  reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.

Selected data for a share outstanding throughout the period indicated.

                               Ratios (to average net assets)/Supplemental Data
                     -----------------------------------------------------------------
                                                                               Net
                                                   Expenses                   Assets,
                         Net                       (before       Portfolio    End of
                      Investment      Net        Reductions/     Turnover     Period
                        Income      Expenses   Reimbursements)     Rate*      (000'S)
                        ------      --------   ---------------     -----      -------
GROWTH
FUND

Six Months
Ended
January 31,
2002 #                 (0.67)%^^     1.59%^^      1.64%^^          34%        $4,445

Year Ended
July 31, 2001 +        (0.94)%       1.42%        1.55%           161%        $6,312

Year Ended
July 31, 2000          (0.59)%       1.35%        1.55%           111%       $13,665

Year Ended
July 31, 1999          (0.50)%       1.23%        1.74%            79%       $14,040

Period Ended
July 31, 1998
(a)(b)                 (0.42)%^^     1.40%^^      2.37%^^          77%        $9,720

CAPITAL GROWTH
FUND

Six Months
Ended
January 31,
2002 #                 (0.68)%^^     1.32%^^      1.37%^^          63%       $18,383

Year Ended
July 31, 2001 +        (0.67)%       1.30%        1.36%           100%       $19,574

Period Ended
July 31, 2000
(c)                    (0.49)%^^     1.32%^^      1.37%^^          91%       $14,137

Year Ended
December 31,
1999 +                 (0.33)%       1.32%        1.33%           178%       $10,310

Year Ended
December 31,
1998                   (0.19)%       1.28%        1.29%           152%        $4,631

Year Ended
December 31,
1997                    0.42%        0.93%        1.18%           116%         $ 858


#           Unaudited
+           Net investment income (loss) is based on average shares outstanding during the period.
*           Portfolio  turnover is  calculated  on the basis of the fund as a whole  without  distinguishing  between the classes of shares issued.
^           Not annualized.
^^          Annualized.
(a)         Effective  September 2, 1997, the Fund's existing shares,  which were previously  unclassified,  were designated  either
            Class A Shares or Trust Shares. For reporting purposes,  past performance numbers (prior to September 2, 1997) are being reflected as Class A Shares.
(b)         For the period from August 3, 1997 (commencement of operations) through July 31, 1998.
(c)         For the period from January 1, 2000 through July 31, 2000. In conjunction with the  reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.


B SHARES
Selected data for a share outstanding throughout the period indicated.

                                     Investment Activities                     Less Dividends from
                             -------------------------------------    --------------------------------------
                                              Net
                                           Realized
                                              and
                                          Unrealized                                   Net                      Net
                 Net Asset      Net          Gains                                   Realized                   Asset
                 Value,      Investment    (Losses)    Total From        Net        Gains from                  Value,
                 Beginning     Income        from      Investment     Investment    Investment   Total          End of      Total
                 of Period     (Loss)     Investments  Activities       Income     Transactions  Dividends      Period      Return
                 ---------     ------     -----------  ----------       ------     ------------  ---------      ------      ------
GROWTH FUND

Six Months
Ended
January 31,
2002 #            $  7.58       (0.05)      (0.65)     (0.70)           --           --          --           $  6.88       (9.23)%^

Year Ended
July 31, 2001 +    $14.61       (0.18)      (4.04)     (4.22)           --           (2.81)      (2.81)       $  7.58      (32.95)%

Year Ended
July 31, 2000      $13.85       (0.19)       1.50       1.31            --           (0.55)      (0.55)        $14.61        9.46%

Year Ended
July 31, 1999      $11.54       (0.12)       2.52       2.40            --           (0.09)      (0.09)        $13.85       20.96%

Period Ended
July 31, 1998
(a)               $  9.82       (0.06)       1.78       1.72            --           --          --            $11.54       17.52%^

CAPITAL GROWTH
FUND

Six Months
Ended
January 31,
2002 #             $10.39       (0.07)      (0.50)     (0.57)           --           --          --           $  9.82       (5.49)%^

Year Ended
July 31, 2001 +    $14.46       (0.17)      (2.74)     (2.91)           --           (1.16)      (1.16)        $10.39      (21.77)%

Period Ended
July 31, 2000
(b)                $13.93       (0.09)       0.62       0.53            --           --          --            $14.46        3.80%^

Year Ended
December 31,
1999 +             $13.92       (0.14)       2.91       2.77            --           (2.76)      (2.76)        $13.93       21.11%

Period Ended
December 31,
1998 (c)           $13.10       (0.05)       3.35       3.30            --           (2.48)      (2.48)        $13.92       26.86%^



#           Unaudited
+           Net investment income (loss) is based on average shares  outstanding during the period.
*           Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^           Not annualized.
^^          Annualized.
(a)         For the period from September 3, 1997  (commencement  of operations)
            through July 31, 1998.
(b)         For the  period  from  January 1, 2000  through  July 31,  2000.  In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c)         For the period from February 5, 1998  (commencement  of  operations)
            through December 31, 1998.
(d)         There was no fee reduction in this period.

Selected data for a share outstanding throughout the period indicated.

                 Ratios (to average net assets)/Supplemental Data
                 ---------------------------------------------------------------
                                               Expenses                  Assets,
                     Net                       (before      Portfoloio   End of
                  Investment    Net          Reductions/    Turnover     Period
                    Income      Expenses   Reimbursements)   Rate*       (000'S)
                    ------      --------   ---------------   -----       -------

GROWTH FUND

Six Months
Ended
January 31,
2002 #             (1.43)%^^     2.34%^^      2.39%^^         34%       $4,077

Year Ended
July 31, 2001 +    (1.70)%       2.17%        2.30%          161%       $4,991

Year Ended
July 31, 2000      (1.34)%       2.10%        2.30%          111%       $9,223

Year Ended
July 31, 1999      (1.26)%       1.97%        2.48%           79%       $7,463

Period Ended
July 31, 1998
(a)                (1.10)%^^     2.05%^^      3.11%^^         77%       $3,477

CAPITAL GROWTH
FUND

Six Months
Ended
January 31,
2002 #             (1.40)%^^     2.04%^^      2.12%^^         63%       $8,294

Year Ended
July 31, 2001 +    (1.35)%       1.96%        2.11%          100%       $8,967

Period Ended
July 31, 2000
(b)                (1.11)%^^     1.96%^^      2.07%^^         91%       $8,939

Year Ended
December 31,
1999 +             (0.93)%       1.92%        1.93%          178%       $7,704

Period Ended
December 31,
1998 (c)           (0.95)%^^     2.04%^^         (d)         152%       $2,854


#           Unaudited
+           Net investment income (loss) is based on average shares  outstanding during the period.
*           Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^           Not annualized.
^^          Annualized.
(a)         For the period from September 3, 1997  (commencement  of operations)
            through July 31, 1998.
(b)         For the  period  from  January 1, 2000  through  July 31,  2000.  In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c)         For the period from February 5, 1998  (commencement  of  operations)
            through December 31, 1998.
(d)         There was no fee reduction in this period.

TRUST SHARES
Selected data for a share outstanding throughout the period indicated.

                                     Investment Activities                     Less Dividends from
                             --------------------------------------   ---------------------------------------
                                              Net
                                           Realized
                                              and
                                          Unrealized                                    Net                    Net
                 Net Asset       Net         Gains                                    Realized                 Asset
                 Value,      Investment    (Losses)    Total From         Net        Gains from                Value,
                 Beginning     Income        from      Investment      Investment    Invest ent    Total       End of     Total
                 of Period     (Loss)     Investments  Activities        Income     Transactions  Dividends    Period     Return
                 ---------     ------     -----------  ----------        ------     ------------  ---------    ------     ------
GROWTH FUND

Six Months
Ended
January 31,
2002 #            $  7.95      (0.02)      (0.68)       (0.70)            --          --           --         $  7.25     (8.81)%^

Year Ended
July 31, 2001 +    $15.04      (0.09)      (4.19)       (4.28)            --          (2.81)       (2.81)     $  7.95    (32.32)%

Year Ended
July 31, 2000      $14.11      (0.06)       1.54         1.48             --          (0.55)       (0.55)      $15.04     10.51%

Year Ended
July 31, 1999      $11.65      (0.02)       2.57         2.55             --          (0.09)       (0.09)      $14.11     22.05%

Period Ended
July 31, 1998
(a)(b)            $  9.55      --           2.10         2.10             --          --           --          $11.65     16.50%(^^)

CAPITAL GROWTH
FUND

Six Months
Ended
January 31,
2002 #             $10.82      (0.03)      (0.52)       (0.55)            --          --           --          $10.27     (5.08)%^

Year Ended
July 31, 2001 +    $14.89      (0.06)      (2.85)       (2.91)            --          (1.16)       (1.16)      $10.82    (21.11)%

Period Ended
July 31, 2000
(c)                $14.27      (0.02)       0.64         0.62             --          --           --          $14.89      4.36%^

Year Ended
December 31,
1999 +             $14.09      (0.01)       2.95         2.94             --          (2.76)       (2.76)      $14.27     22.09%

Year Ended
December 31,
1998               $12.69       0.01        3.88         3.89             (0.01)      (2.48)       (2.49)      $14.09     32.40%

Period ended
December 31,
1997               $14.51       0.02        0.10         0.12             (0.02)      (1.92)       (1.94)      $12.69      0.88%^

#           Unaudited
+           Net investment income (loss) is based on average shares  outstanding during the period.
*           Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^           Not annualized.
^^          Annualized.
(^^)        Represents  total return based on the activity of Class A Shares for the period from August 4, 1997 to September 1, 1997 and the activity of Trust Shares for the period from September 2, 1997 to July 31,
            1998. Total return for the Trust Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 21.99%.
(a)         Effective September 2, 1997, the Fund's existing shares,  which were previously unclassified, were designated either Class A Shares or Trust Shares. For reporting purposes, past performance numbers
            (prior to September 2, 1997) are being reflected as Class A Shares.
(b)         For the period  from  August 3, 1997  (commencement  of  operations)
            through July 31, 1998.
(c)         For the  period  from  January 1, 2000  through  July 31,  2000.  In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year.

Selected data for a share outstanding throughout the period indicated.

                 Ratios (to average net assets)/Supplemental Data
                 ---------------------------------------------------------------
                                                                          Net
                                               Expenses                 Assets,
                     Net                       (before     Portfolio    End of
                  Investment    Net          Reductions/   Turnover     Period
                    Income      Expenses   Reimbursements)   Rate*      (000'S)
                    ------      --------   ---------------     -----    -------
GROWTH FUND

Six Months
Ended
January 31,
2002 #             (0.52)%^^     1.44%^^      1.54%^^         34%      $ 7,492

Year Ended
July 31, 2001 +    (0.79)%       1.27%        1.45%          161%      $10,453

Year Ended
July 31, 2000      (0.40)%       1.15%        1.37%          111%      $27,499

Year Ended
July 31, 1999      (0.28)%       0.96%        1.47%           79%      $18,055

Period Ended
July 31, 1998
(a)(b)              0.00%^^      0.99%^^      2.05%^^         77%      $ 2,824

CAPITAL GROWTH
FUND

Six Months
Ended
January 31,
2002 #             (0.51)%^^     1.15%^^      1.27%^^         63%     $286,553

Year Ended
July 31, 2001 +    (0.50)%       1.11%        1.26%          100%     $299,177

Period Ended
July 31, 2000
(c)                (0.26)%^^     1.11%^^      1.22%^^         91%     $298,771

Year Ended
December 31,
1999 +             (0.09)%       1.07%        1.08%          178%     $241,810

Year Ended
December 31,
1998                0.07%        1.02%        1.03%          152%     $173,542

Period ended
December 31,
1997                0.80%^^      0.58%^^      0.99%^^        116%     $141,761


#           Unaudited
+           Net investment income (loss) is based on average shares  outstanding during the period.
*           Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
^           Not annualized.
^^          Annualized.
(^^)        Represents  total return based on the activity of Class A Shares for the period from August 4, 1997 to September 1, 1997 and the activity of Trust Shares for the period from September 2, 1997 to July 31,
            1998. Total return for the Trust Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 21.99%.
(a)         Effective September 2, 1997, the Fund's existing shares,  which were previously unclassified, were designated either Class A Shares or Trust Shares. For reporting purposes, past performance numbers
            (prior to September 2, 1997) are being reflected as Class A Shares.
(b)         For the period  from  August 3, 1997  (commencement  of  operations)
            through July 31, 1998.
(c)         For the  period  from  January 1, 2000  through  July 31,  2000.  In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year.

                                  AMSOUTH FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

      This Statement of Additional Information contains information that may be of interest to investors but that is not included in the Combined Prospectus/Proxy Statement (the "Prospectus") of the AmSouth Growth Fund dated May 6, 2002, relating to the transfer of assets and liabilities from the AmSouth Growth Fund to the AmSouth Capital Growth Fund.

      The Statement of Additional Information for AmSouth Funds dated December 1, 2001, as supplemented on February 8, 2002 ("AmSouth Funds SAI"), the AmSouth Funds' Annual Report to Shareholders for the period ended July 31, 2001 ("AmSouth Funds Annual Report") and the AmSouth Funds' Semi-Annual Report to Shareholders for the period ended January 31, 2002 (AmSouth Funds Semi-Annual Report"), have been filed with the Securities and Exchange Commission and are incorporated herein by reference. This Statement of Additional Information is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus, AmSouth Funds SAI, AmSouth Funds Annual Report, and AmSouth Funds Semi-Annual Report. This Statement of Additional Information should be read in conjunction with that Prospectus, AmSouth Funds SAI, AmSouth Funds Annual Report, and AmSouth Funds Semi-Annual Report. A copy of the Prospectus, AmSouth Funds SAI, AmSouth Funds Annual Report, and AmSouth Funds Semi-Annual Report may be obtained, without charge, by writing AmSouth Funds, 3435 Stelzer Road, Columbus, OH 43219 or by calling 1-800-451-8382.

      Proforma financial statements for the Capital Growth Fund are not included herein because the net asset value of the Growth Fund did not exceed ten percent of the net asset value of the Capital Growth Fund on March 18, 2002. Audited financial statements for the AmSouth Growth Fund and the AmSouth Capital Growth Fund for the period ended July 31, 2001 are contained in the AmSouth Funds Annual Report to Shareholders, filed with the SEC on September 28, 2001, EDGAR Accession Number 0001045969-01-501180. Unaudited financial statements for the Funds for the period ended January 31, 2001 are contained in the AmSouth Funds Semi-Annual Report filed with the SEC on April 1, 2002, EDGAR Accession Number 0000950109-02-001862.

      The date of this Statement of Additional Information is May 6, 2002.

AMSOUTH FUNDS
C/O BISYS
60 STATE STREET, SUITE 1300
BOSTON, MA 02109

[SHAREHOLDER NAME
AND
ADDRESS]

                               AMSOUTH GROWTH FUND

                         PROXY FOR A SPECIAL MEETING OF
                                  SHAREHOLDERS

                                  MAY 31, 2002

       THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF AMSOUTH FUNDS.

      The undersigned hereby appoints JEFFREY C. CUSICK and RODNEY L. RUEHLE, and each of them with full power of substitution, as proxy of the undersigned and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the AmSouth Growth Fund on May 31, 2002 at 10:00 a.m., Eastern time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

                   PLEASE BE SURE TO SIGN AND DATE THIS PROXY.





PLEASE VOTE USING ONE OF THE FOLLOWING METHODS:

VOTE BY TOLL-FREE PHONE CALL

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-890-6903.
3) Enter the 12-digit Control Number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the Proxy Card below at hand.
2) Go to the Website www.proxyvote.com.
3) Enter the 12-digit Control Number found on the Proxy Card and follow the simple instructions.

TO VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card promptly in the envelope provided.

*DO NOT MAIL THE PROXY CARD IF VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]

-  -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
              THIS PROXY CARE IS VALID ONLY WHEN SIGNED AND DATED.

AMSOUTH GROWTH FUND
                                               XX    XXXXXXXXXX     XXXXXXXXXXXX

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS (1) AND (2) AND TO AUTHORIZE THE PROXIES, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR ITEMS (1) AND (2).

VOTE ON PROPOSALS

1. Approval of the Plan of Reorganization and Termination adopted by AmSouth Funds providing for the transfer of all of the assets of the AmSouth Growth Fund ("Growth Fund") to the AmSouth Capital Growth Fund ("Capital Growth Fund") in exchange for Class A, Class B, and Trust shares of the Capital Growth Fund and the assumption by the Capital Growth Fund of all of the liabilities of the Growth Fund, followed by the dissolution and liquidation of the Growth Fund and the distribution of those shares to the shareholders of the Growth Fund.

      FOR         AGAINST     ABSTAIN

      [ ]         [ ]         [ ]

2. To transact any other business that may properly come before the meeting or any adjournment thereof.

      FOR         AGAINST     ABSTAIN

      [ ]         [ ]         [ ]

NOTE: Please sign exactly as the name appears on this card. EACH joint owner should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.



-------------------------------------------------
Signature (PLEASE SIGN WITHIN THE BOX)       Date


-------------------------------------------------
Signature (Joint Owner)                      Date